Exhibit 10.21

Rosenthal & Rosenthal, Inc.

Financing Agreement

AGREEMENT dated June 11, 2019 between JP Outfitters, LLC (“Borrower”), a Limited Liability Company duly organized and presently existing in good standing under the laws of the State of Delaware with an address at 1111 Brickell Avenue, Suite 1300, Miami, FL 33131 and ROSENTHAL & ROSENTHAL, INC. (“Lender”), a New York corporation with an address at 1370 Broadway, New York NY 10018.

Borrower desires to obtain loans and other financial accommodations from Lender on a revolving basis upon the security of the Collateral (as herein defined). Now, therefore, Borrower and Lender agree as follows.

1.	DEFINITIONS

As used in this Agreement, these terms shall have the following meanings, which shall be applicable to both the singular and plural forms of such terms.

1.1.	“Account Debtor” shall mean the account debtor with respect to a Receivable and any other person who is obligated on such Receivable.

1.2.	“Affiliate” of a party shall mean any entity controlling, controlled by, or under common control with, the party, and the term “controlling” and such variations thereof shall mean ownership of a majority of the voting power of a party.

1.3.	“Asiamax” shall have the meaning given in Section 4.1 hereof.

1.4.	“Business Day” shall mean a day on which Lender and major banks in New York City are open for the regular transaction of business.

1.5.	“Capital Infusion” shall mean, after the Closing Date, either Sterling Group Holdings, Limited or an Affiliate of the foregoing, (x) making an equity contribution to Borrower in the amount of at least $500,000, and providing Lender such documentation in connection therewith as it may reasonably request, or (y) making a loan to Borrower in the amount of at least $500,000, and providing Lender such documentation in connection therewith as it may reasonably request, and which loan shall be subordinated to the Obligations of Borrower to Lender pursuant to an agreement with Lender satisfactory to Lender.

1.6.	“Closing Date” shall mean the date set forth in the first paragraph of this Agreement.

1.7.	“Collateral” shall have the meaning given in Section 4.1 hereof.

1.8.	“Collateral Documents” shall mean any and all security agreements, deposit account control agreements, mortgages and other documents executed and delivered to Lender to secure the Obligations.

1.9.	“Current Assets” shall mean, at a particular date, all amounts which would, in conformity with GAAP, be included under current assets on a balance sheet of Borrower, as at such date, including but not limited to (i) cash, (ii) accounts, (iii) inventory; and (iv) prepaid current assets of Borrower providing however, that such amounts shall not include any amounts for any indebtedness owing by any Affiliate to Borrower.

1.10.	“Current Liabilities” shall mean, at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of Borrower, as at such date, but in any event including, without duplications, the amounts of (a) all indebtedness payable on demand, or at the option of the person or entity to whom such indebtedness is owed, not more than twelve (12) months after such date, (b) any payments in respect of any indebtedness (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, (c) all reserves in respect of liabilities or indebtedness payable on demand or, at the option of the person or entity to whom such indebtedness is owed, not more than twelve (12) months after such date, the validity which is not contested to such date, (d) all accruals for federal or other taxes measured by income payable within twelve (12) months of such date and (e) all outstanding indebtedness to Lender

1.11.	“Default” shall have the meaning provided in Section 9.1 hereof.

1.12.	“Effective Rate” shall have the meaning provided in Section 3.1 hereof.

1.13.	“Eligible Inventory” shall mean finished goods Inventory owned by Borrower in the ordinary course of its business in which Lender holds a perfected security interest pursuant to the terms hereof, ranking prior to all interests, claims and rights of others, and has received agreements executed by any landlords and bailees where such Inventory may be located in accordance with Section 6.15 hereof, and which is and at all times shall continue to be acceptable to Lender in all respects. Standards of eligibility may be fixed and revised from time to time solely by Lender in its exclusive judgment. In determining eligibility, Lender may, but need not, rely on certificates of inventory and reports furnished by Borrower, but reliance thereon by Lender from time to time shall not be deemed to limit Lender’s right to revise standards of eligibility at any time. In general, Inventory shall not be deemed eligible unless it complies in all respects with the representations, covenants and warranties hereinafter set forth, made by Borrower with respect thereto and meets all standards meets all standards imposed by any governmental agency or authority.

1.14.	“Equipment” shall mean equipment as defined in Article 9 of the UCC.

1.15.	“ERISA” shall mean the Employee Retirement Income Security Act.

1.16.	“GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the elements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied.

1.17.	“GBB” shall have the meaning provided in Section 6.12 hereof.

1.18.	“Goods” shall mean goods as defined in Article 9 of the UCC.

1.19.	“Inventory” shall mean inventory as defined in Article 9 of the UCC.

1.20.	“Inventory Availability” shall have the meaning given in Section 1.21 hereof.

1.21.	“Inventory Borrowing Base” shall mean the sum of (a) fifty percent (50%) of Eligible Inventory of finished goods, calculated at the lower of cost or market value in each case as reflected in the inventory reports or certificates delivered to Lender from time to time pursuant to the terms hereof, and in which Lender holds a perfected security interest pursuant to the terms hereof ranking prior to all interests, claims and rights of others; plus, the lesser of (x) fifty percent (50%) of Eligible Inventory consisting of in-transit Inventory which either (1) meets all the following criteria: (i) such inventory has been sold to you; (ii) title thereto has passed to you; (iii) with respect to which a marine cargo insurance policy is in effect that is acceptable to us as to content and issuer and under which we are named as loss payee with respect thereto; or (2) such inventory is evidenced by a document of title in our possession that has been issued to us as consignee or that is a negotiable document of title duly negotiated to us as holder; or (y) $500,000 (the “Inventory Availability”); plus (b) an Over-advances in the amount of $750,000 during the month of June 2019, and thereafter in the amounts set forth in the forecast attached hereto as Exhibit A (the “Permitted Overadvance”).

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1.22.	“JPC” shall have the meaning provided in Section 6.12 hereof.

1.23.	“Lease” and “Leased Premises” shall have the meanings given in Section 9.1 hereof.

1.24.	“Loan Account” shalJ mean the Loan Account as described in Section 2.1 hereof.

1.25.	“Loan Documents” shall mean, collectively, this Agreement, the Collateral Documents, and each guaranty, certificate, agreement, or document executed by Borrower or any of its guarantors and delivered to Lender in connection with the foregoing.

1.26.	“Margin” shall mean two percent (2%) per annum.

1.27.	“Maximum Credit Facility” shall mean $3,000,000.

1.28.	“Maximum Rate” shall have the meaning provided in Section 10.2 hereof.

1.29.	“Obligations” shall mean all obligations, liabilities and indebtedness of Borrower to Lender or an Affiliate of Lender, however evidenced, arising under this Agreement, any other Loan Document (whether by reason of extension of credit, guaranty, indemnity or otherwise), or under any other or supplemental financing provided to Borrower by Lender or an Affiliate of Lender, or independent hereof or thereof, whether now existing or incurred from time to time hereafter and whether before or after termination hereof, absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, liquidated or unliquidated, and whether arising directly or acquired from others (whether acquired outright, by assignment unconditionally or as collateral security from another and including participations or interest of Lender in obligations of Borrower to others), and including (without limitation) all of Lender’s charges, commissions, fees, interest, expenses, costs and attorneys’ fees chargeable to Borrower in connection therewith.

1.30.	“Over-advance” shall mean any portion of all loans and advances which on any day exceeds the Inventory Availability.

1.31.	“Permitted Liens” means the liens of Lender granted under the Loan Documents and any other liens, if any, described on the attached Exhibit B.

1.32.	“Permitted Overadvance” shall have the meaning provided in Section 1.21 hereof.

1.33.	“Purchased Assets” shall have the meaning provided in Section 6.12 hereof.

1.34.	“Person” shall mean any person, firm, corporation, partnership, limited liability company, association, company, trust, estate, custodian, nominee or other individual or entity.

1.35.	“Prime Rate” shall mean the prime rate from time to time publicly announced in New York City by JPMorgan Chase Bank.

1.36.	“Receivables” shall mean all obligations to Borrower for the payment of money arising out of the sale of goods by Borrower, now existing or hereafter arising, however evidenced, including all accounts, contract rights, general intangibles, documents, chattel paper and instruments (as each of such terms is defined in the UCC).

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1.37.	“Tangible Net Worth” shall mean, at a particular date (a) the aggregate amount of all assets of Borrower as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP, less (b) the aggregate amount of all liabilities of Borrower (excluding subordinated liabilities to Lender) determined in accordance with GAAP.

1.38.	“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York, provided, however, that in the event by reason of mandatory provisions of law, any of the attachment, perfection, or priority of Lender’s security interest in any of the Collateral is governed by the Uniform Commercial Code as in effect in any jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

1.39.	“Working Capital” shall mean the excess, if any, of Current Assets less Current Liabilities.

2.	LOANS

2.1.	Lender shall, in its discretion, make loans to Borrower from time to time, at Borrower’s request, which loans in the aggregate shall not exceed the lesser of (a) the Inventory Borrowing Base, and (b) the Maximum Credit Facility. Contemporaneously with each request by Borrower for an advance, but not less than 2 times per month (as of the 15th and the last day of the month), Borrower shall provide a Borrowing Base Certificate in the form attached hereto as Schedule A. The making of any loan in excess of the percentages set forth above shall not be deemed to modify such percentages or create any obligation to make any further such loan. All loans (and all other amounts chargeable to Borrower under this Agreement or any supplement hereto) shall be charged to a Loan Account in Borrower’s name on Lender’s books. Lender shall render to Borrower each month a statement of the Loan Account (and all credits and charges thereto) which shall be considered correct and accepted by Borrower and conclusively binding upon Borrower as an account stated except to the extent that Lender receives a written notice by registered mail of Borrower’s exceptions within 60 days after such statement has been rendered to Borrower.

3.	LENDER’S CHARGES

3.1.	Borrower agrees to pay to Lender each month interest (computed on the basis of the actual number of days elapsed over a year of 360 days) (a) on that portion of the average daily balances in the Loan Account during the preceding month which does not exceed the Inventory Availability, at a rate per annum equal to the Prime Rate plus the Margin (the “Effective Rate”); and (b) on any Overadvances (including the Permitted Overadvance), at a rate of two percent (2%) per annum in excess of the Effective Rate (the “Overadvance Rate”). Any change in the effective interest rates due to a change in the Prime Rate shall take effect on the date of such change in the Prime Rate provided, that, with respect to Lender’s charges, no decrease in the Prime Rate below 5.5% per annum shall be given any effect.

3.2.	Borrower shall pay to Lender a facility fee payable on the Closing Date in the amount of 1% of the Maximum Credit Facility and on the anniversary of such date in each succeeding year, in the amount of one percent (1%) of the Maximum Credit Facility.

3.3.	Borrower shall pay to Lender monthly an administration fee of $1,000 payable in arrears on the first day of each month with respect to the prior month for the stated term of this Agreement.

3.4.	A statement of all of Lender’s charges shall accompany each monthly statement of the Loan Account and such charges shall be payable by Borrower within 5 days after receipt of such statement. In lieu of the separate payment of charges, Lender, at its option, shall have the right to debit the amount of such charges to Borrower’s Loan Account, which charges shall be deemed to be first paid by amounts subsequently credited to the Loan Account. Borrower agrees that the minimum charges payable by Borrower to Lender each month under Section 3.1 hereof shall be $I,500. As more fully provided in Section 10.2 hereof, in no event shall the interest charges hereunder exceed the Maximum Rate.

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4.	SECURITY INTEREST IN COLLATERAL

4.1.	As security for the prompt performance, observance and payment in full of all of the Obligations, Borrower grants to Lender a first priority security interest in, a continuing lien upon and a right of setoff against, and Borrower hereby assigns, transfers, pledges and sets over to Lender (collectively, including any other assets of Borrower in which Lender may be granted a security interest under any Loan Document, the “Collateral”): (i) all Receivables (whether or not specifically listed on any schedules, assignments or reports furnished to Lender) (ii) all of Borrower’s property, and the proceeds thereof, now or hereafter held or received by or in transit to Lender or held by others for Lender’s account, including any and all deposits, balances, sums and credits of Borrower with, and any and all claims of Borrower against, Lender, at any time existing, (iii) all credit insurance policies, and all other insurance and all guarantees relating to the Receivables or other Collateral, (iv) all books, records and other general intangibles evidencing or relating to Receivables or other Collateral and the computer hardware and software and media containing such books and records; all deposits, or other security for the obligation of any person under or relating to Receivables, all of the Borrower’s rights and remedies of whatever kind or nature it may hold or acquire for the purpose of securing or enforcing Receivables; all right, title and interest of the Borrower in and to all goods relating to, or which by sale have resulted in, Receivables, including goods returned by or reclaimed or repossessed from Account Debtors and all goods described in copies of invoices delivered by Borrower to Lender; all rights of stoppage in transit, replevin, repossession and reclamation and all other rights and remedies of an unpaid vendor or lienor, and all proceeds of any Letter of Credit naming Borrower as beneficiary and which provides for, guarantees or assures the payment of any Receivable; (v) all accounts, instruments, chattel paper, documents, general intangibles (excluding any trademarks, copyrights and patents that are sold by the Borrower to Asiamax Holdings Limited (“Asiamax”) pursuant to Section 6.12 hereof), deposit accounts, investment property and letter of credit rights, whether or not arising out of the sale of goods or rendition of services, and including choses in action, causes of action, tax refunds (and claims), and reversions from terminated pension plans; (vi) all of Borrower’s Inventory, Goods and Equipment; and (vii) all proceeds of such Collateral, in any form, including cash, non-cash items, checks, notes, drafts and other instruments for the payment of money. Such security interest in favor of Lender shall continue during the term of this Agreement and until indefeasible payment in full of all Obligations, whether or not this Agreement shall have sooner terminated.

4.2.	At Lender’s request, Borrower will provide Lender with confirmatory assignment schedules in form satisfactory to Lender, copies of customers’ invoices, evidence of shipment or delivery, and such further information as Lender may require. Borrower will take any and all steps and observe such formalities as Lender may request from time to time to create and maintain in Lender’s favor a valid and first lien upon, security interest in and pledge of all of Borrower’s Receivables and all other Collateral, including executing all documents that may be requested by Lender to maintain such security interest in and pledge of the Collateral. Borrower hereby authorizes Lender to file any Financing Statements under the UCC, and renewals and amendments thereof, naming Borrower as debtor, that are necessary to perfect and maintain the perfection of Lender’s security interest in the Collateral. Borrower agrees to take all steps necessary to allow Lender to comply with any Federal or state statute, which, in Lender’s judgment, if not complied with, might afford to any Person an interest in the Collateral that would be superior to Lender’s security interest in the Collateral.

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5.	CUSTODY AND INSPECTION OF COLLATERAL AND RECORDS;

COLLECTION AND HANDLING OF COLLATERAL

5.1.	Until Borrower’s authority so to do is terminated at any time by notice from Lender, Borrower will, at its own expense and on Lender’s behalf, collect as Lender’s property and in trust for Lender all payments and prepayments on Receivables, and shall not commingle such collections with Borrower’s own funds. As to all moneys so collected, including all prepayments by customers, Borrower shall on the day received remit all such collections to Lender in the form received by depositing such collections into an account of Lender specified by Lender and maintained at Borrower’s expense. All amounts collected on Receivables when received by Lender shall be credited to Borrower’s Loan Account, adding 1 Business Day for collection and clearance of remittances sent by wire transfer and 3 Business Days for collection and clearance of all other remittances. Such credits shall be conditional upon final payment to Lender. Nothing contained in this Section 5.1, or otherwise in this Agreement, shall be deemed to limit Lender’s rights and powers pursuant to Section 8 of this Agreement.

5.2.	Lender may at any time at its option require Borrower to instruct all customers to remit payments directly to a lockbox controlled by Lender and maintained at Borrower’s expense.

5.3.	All records, ledger sheets, correspondence, contracts, documentation and computer hardware and software and media relating to or evidencing Receivables or containing information relating to the Receivables shall, until delivered to Lender or removed by Lender from Borrower’s premises, be kept on Borrower’s premises, without cost to Lender, in appropriate containers in safe places. Lender shall at all reasonable times have full access to and the right to examine and make copies of Borrower’s books and records, and shall have full access to Borrower’s computer information systems, to confirm and verify all Receivables assigned to Lender and to do whatever else Lender deems necessary to protect its interest. Lender may at any time remove from Borrower’s premises, or require Borrower to deliver any contracts, documentation, files and records relating to Receivables, and any computer hardware, software and media containing information relating to the Receivables or Lender may, without cost or expense to Lender, use such of Borrower’s personnel, supplies, computer information systems and space at Borrower’s places of business as may be reasonably necessary for collection of Receivables.

5.4.	Borrower will immediately upon obtaining knowledge thereof report to Lender all reclaimed, repossessed or returned merchandise, Account Debtor claims and any other matter affecting the value, enforceability or collectability of Receivables, except to the extent arising in the ordinary course of business of Borrower. Any merchandise reclaimed or repossessed by or returned to Borrower, after the occurrence and during the continuation of a Default will, at the cost and expense of Borrower, be set aside marked with the name of the Lender and will be held by Borrower for the account of Lender and subject to Lender’s security interest. All claims and disputes relating to Receivables are to be promptly adjusted by Borrower within a reasonable time, at its own cost and expense. Lender may, at its option, settle, adjust or compromise claims and disputes relating to Receivables which are not adjusted by Borrower within a reasonable time. Following the occurrence of a Default, Lender may, at its option, revoke Borrower’s authority to settle or adjust disputes or to further communicate with Account Debtors.

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5.5.	Borrower shall reimburse Lender on demand for all costs of collection incurred by Lender in efforts to enforce payment of Receivables, recovery of or realization upon any other Collateral, including attorneys’ fees and the fees and commissions of collection agencies. All and any fees, costs and expenses, of whatever kind and nature, including taxes of any kind, which Lender may incur in filing public notices, obtaining appraisals of the Collateral, and the reasonable charges of any attorney whom Lender may engage in preparing and filing documents, making title or lien examinations and rendering opinion letters, as well as all fees, costs and expenses incurred by Lender (including all attorneys’ fees and including Lender’s out of pocket expenses in conducting periodic field examinations of Borrower and the Collateral (including any costs of third-party examiners) plus Lender’s prevailing per diem charge for each of its examiners in the field and office, now $950 per person per day), in administering this Agreement, protecting, preserving, enforcing or foreclosing any security interests or rights granted to Lender hereunder, whether through judicial proceedings or otherwise (including advertising costs), enforcing or collecting the Receivables, recovery of or realization upon any other Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to its transactions with Borrower, including actions or proceedings that may involve any person asserting a priority or claim with respect to the Collateral, shall be borne and paid for by Borrower on demand, shall constitute part of the Obligations and may at Lender’s option be charged to Borrower’s Loan Account. Borrower’s obligations under this section shall survive termination of this Agreement for any reason.

6.	REPRESENTATIONS, COVENANTS AND WARRANTIES

As an inducement to Lender to enter into this Agreement, Borrower represents, covenants and warrants (which shall survive the execution and delivery of this Agreement) that:

6.1.	Borrower is and at all times during the term of this Agreement shall be a Limited Liability Company duly organized and presently existing in good standing under the laws of the State of Delaware and is and at all times during the term of this Agreement shall be duly qualified and existing in good standing in every other state in which the nature of Borrower’s business requires it to be qualified. Borrower is not aware, and will upon becoming aware promptly notify Lender, of any person organizing under its name in another state.

6.2.	The execution, delivery and performance of this Agreement are within the limited liability company powers of Borrower, have been duly authorized by appropriate limited liability company action and are not in contravention of the terms of Borrower’s charter or operating agreement or of any indenture, agreement or undertaking to which Borrower is a party or by which it may be bound. Borrower is not now the subject of any pending governmental investigation or proceeding or of any insolvency proceeding. No receiver or custodian has been appointed for any of the property of Borrower. No consent, approval or authorization of any person, including members of Borrower or any governmental or regulatory authority, that has not been obtained, is required in connection with the execution, delivery and performance by Borrower of this Agreement. Borrower warrants that all financial statements and other reports provided to Lender prior to the Closing Date are true and correct in all material respects.

6.3.	There are no pending suits, Federal or state tax liens, or judgment liens against Borrower or affecting its assets, except for Permitted Liens. No assets of Borrower are subject to any liens or encumbrances except for Permitted Liens. Borrower has no employee benefit plans subject to BRISA that have accumulated funding deficiencies or liquidity shortfalls as defined and calculated under BRISA or with respect to which Borrower presently has withdrawal liability.

6.4.	Borrower is and shall be, with respect to all Inventory, Equipment, intellectual property collateral, cash collateral and other Collateral, the owner thereof free from any lien, security interest or encumbrance of any kind, except for Permitted Liens. No Receivable or any other Collateral has been or shall hereafter be assigned, pledged or transferred to any person other than the Lender or in any way encumbered or subject to a security interest except to Lender, and except for Permitted Liens, and Borrower shall defend the same against the claims of all persons.

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6.5.	Borrower’s books and records relating to the Receivables are maintained at the office referred to below. Except as otherwise stated below, the principal executive office of Borrower is located at such address and has been so located on a continuous basis for not less than six months. Borrower shall not change such location without Lender’s prior written consent, and, upon making any such change, Lender shall be authorized to file any additional financing statements or other documents or notices which may be necessary under the UCC or other applicable law and Borrower shall execute and deliver to Lender any such documents requiring Borrower’s signature, failing which Lender shall be authorized to sign such documents on behalf of Borrower as Borrower’s attorney-in-fact. The listing of offices on Schedule 6.5 hereto represents all of Borrower’s places of business. Borrower shall notify Lender of the existence of any additional places of business within 5 Business Days after any such place of business is established.

6.6.	AU loans and advances requested by Borrower under this Agreement shall be used for the general corporate and business purposes of Borrower and in no event shall Borrower request Lender to remit a loan or advance to an account of Borrower that is used for the specific purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board) or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board; or to the extent that any loans and advances requested by Borrower under this Agreement shall be used for paying wages of the employees of Borrower, Borrower hereby represents and warrants that it shall withhold .and pay over to the applicable tax authorities any amount thereof as it shall be so required by applicable law.

6.7.	Borrower shall maintain its shipping forms, invoices and other related documents in a form satisfactory to Lender and shall maintain its books, records and accounts in accordance with sound accounting practice. Borrower shall furnish to Lender AP aging’s and inventory designations, monthly, not later than 10 days after the end of each month, covering the previous month. Borrower shall furnish to Lender such other information regarding the business affairs and financial condition of Borrower as Lender may, from time to time, reasonably request, including (a) unaudited financial statements prepared on a review basis as at the end of and for each fiscal year of Borrower, as soon as practical and in any event within 120 days after the end of each such fiscal year, in such detail and scope as Lender may require including a balance sheet, a statement of income, a statement of cash flows and notes, prepared by independent Certified Public Accountants acceptable to Lender; and concurrently with such financial statements, a written statement signed by such independent public accountants to the effect that, (i) in making the examination necessary for their opinion of such financial statements, they have not obtained any knowledge of the existence of any Default, or (ii) if such independent public accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement the Default and the nature thereof, (b) financial statements prepared internally as at the end of and for each month, as soon as practical and in any event within 30 days after the end of each such month, in such detail and scope as Lender may require including without limitation, a balance sheet, a statement of income, a statement of cash flows and notes, certified by the Chief Financial Officer of Borrower (“CFO”); and concurrently with such financial statements, a written statement signed by the CFO to the effect that, (i) CFO has not obtained any knowledge of the existence of any Default, or (ii) if such CFO has obtained from such examination any such knowledge, such CFO shall disclose in such written statement the Default and the nature thereof. All such statements and information shall fairly present the financial condition of Borrower, and the results of its operations as of the dates and for the periods, for which the same are furnished.

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6.8.	Borrower shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets prior to the date on which penalties attach thereto. Borrower shall be liable for any tax (excluding a tax imposed on the overall net income of Lender) imposed upon any transaction under this Agreement or giving rise to the Receivables or which Lender may be required to withhold or pay for any reason and Borrower agrees to indemnify and hold Lender harmless with respect thereto, and to repay Lender on demand the amount thereof. Until paid by Borrower, Borrower’s liability under this paragraph shall be added to the Obligations secured hereunder, and may at Lender’s option be charged to Borrower’s Loan Account but shall nonetheless be independent hereof and continue notwithstanding any termination hereof.

6.9.	With respect to each Receivable, Borrower hereby represents and warrants that: each Receivable represents a valid and legally enforceable indebtedness based upon an actual and bona fide sale and delivery of property in the ordinary course of Borrower’s business which has been completed and finally accepted by the Account Debtor and for which the Account Debtor is unconditionally liable to make payment of the amount stated in each invoice, document or instrument evidencing the Receivable in accordance with the terms thereof, without offset, defense or counterclaim; each Receivable will be paid in full at maturity; no Receivables have arisen from sales on bill and hold terms; all statements made and all unpaid balances appearing in any invoices, documents, instruments and statements of account describing or evidencing the Receivables are true and correct and are in all respects what they purport to be and all signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract; the Account Debtor owing the Receivable and each guarantor, endorser or surety of such Receivable is solvent and financially able to pay in full the Receivable when it matures; and all recording, filing and other requirements of giving public notice under any applicable law have been duly complied with.

6.10.	Borrower shall until payment in full of all Obligations to Lender and termination of this Agreement cause to be maintained at the end of each of its fiscal quarters, Tangible Net Worth in an amount not less than negative $1,000,000 and Working Capital of not less than negative $2,000,000. Until payment in full of all Obligations to Lender and termination of this Agreement, Borrower’s capital expenditures in any contract year shall not exceed the aggregate sum of $100,000.

6.11.	Prior to the making of any loans hereunder: 1) Lender shall have received an opinion of Borrower’s counsel in the form, and as to the matters, required by Lender; 2) Lender shall have received Good standing Certificates and other certifications with respect to Borrower and any other Person liable on the Obligations from such governmental authorities as Lender shall require; 3) Lender or its agents shall have completed such examinations and appraisals of the Collateral and such searches with regard to Borrower and its assets, as Lender shall require, all at Borrower’s expense; 4) Lender shall have received any evidence Lender may require that on the Closing Date there shall be no Liens on the Collateral other than Permitted Liens; 5) Lender shall have received a copy of the License Agreements between Borrower and Asiamax, and a waiver from Asiamax and any other the licensors of each of Borrower’s intellectual property licenses, granting Lender the right to sell any Collateral subject to such licenses, each in form and substance satisfactory to Lender, 6) Borrower and Lender shall have entered into a domain name rights and website security agreement collateral assignment and security agreement in form and substance satisfactory to Lender; 7) there shall have been no material adverse change in the business or financial condition of Borrower since the date of the most recent financial statements of Borrower provided to Lender; 8) Lender shall have received a copy of the executed consultant agreement between Borrower and Financial Consultant, which shall be substantially in the form annexed hereto as Exhibit D; and 9) Lender shall have received a Borrowing Base Certificate as of the Closing Date satisfactory to it, including with respect to the amount of the available Inventory Borrowing Base after giving effect to any and all amounts required to be disbursed at closing for the purpose of paying all amounts required to be paid under Section 6.12 and to any other creditors to induce them to release any liens in the Collateral that are not Permitted Liens.

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6.12.	Simultaneously with the making of the initial loans hereunder: 1) Borrower shall purchase substantially all of the assets (the “Purchased Assets”) of The J. Peterman Company LLC, a Delaware limited liability company (“JPC”) from Lender in its capacity as lender to JPC pursuant to Article 9 of the Uniform Commercial Code, for not less than $2,246,175.42, the proceeds of which shall be applied by Lender to the payment of the outstanding obligations of JPC to it in exchange for the release of all liens of Lender in the Purchased Assets granted to it by JPC (it being understood that such release shall not affect Lender’s liens in the Purchased Assets granted to it by Borrower), and 2) Borrower shall sell all of the trademarks, copyrights and patents purchased from Seller to Asiamax for not less than $1,400,000, the proceeds of which shall be used to pay (x) $998,270.11 to Gordon Brothers Brands, LLC (“GBB”) in payment of all obligations of Seller to it in exchange for the release of all liens of GBB in the Purchased Assets, (y) up to $50,000 for Borrower’s closing costs in connection with the sales of the Purchased Assets from JPC to Borrower, and Borrower to Asiamax, and in connection with the negotiation and execution of this Agreement and any concurrently prepared agreements and documents, and (z) the remaining $351,729.89 to Lender to the payment of the outstanding obligations of JPC to it.

6.13.	During the term of this Agreement, Borrower shall not make any sales to customers by accepting a credit card issued to such customers unless Borrower has prior thereto entered into a merchant agreement with a processor, relating to sales made using such credit card, on terms that are acceptable to Lender, and such processor has agreed to remit the proceeds of such sales to an account of Borrower with respect to which Lender has control in accordance with Section 9-104 of the UCC.

6.14.	Attached as Exhibit C is a listing of all of Borrower’s patents, trademarks, copyrights and trademark licenses. So long as any Obligations remain outstanding, Lender is hereby irrevocably authorized to use any of Borrower’s patents, trademarks, copyrights and licenses for the purpose of enforcing Lender’s security interest in the Collateral and disposing of any of the Collateral.

6.15.	So long as any Obligations remain outstanding, Borrower shall (i) advise Lender of the existence of any commercial tort claims in favor of Borrower, which advice shall be given to Lender in writing no later than 10 days after Borrower becomes aware of existence of such a claim in its favor; (ii) within 5 Business Days after Lender’s request therefor, provide Lender with a listing of all deposit accounts and securities accounts maintained by Borrower and a listing of all letters of credit issued and outstanding in favor of Borrower as beneficiary and, if requested by Lender, arrange for the execution by each depository bank and financial intermediary of a control agreement in Lender’s favor with respect to such accounts, and by each letter of credit issuer of a consent to an assignment of the proceeds of such letter of credit to Lender, in each case in form and content satisfactory to Lender; (iii) maintain in effect in favor of Lender, agreements (in form satisfactory to Lender) executed by the landlords of Borrower’s places of business and the bailees of its property, pursuant to which Lender is granted access to such places of business and such bailees are directed to honor Lender’s instructions with respect to the disposition of such property; and (iv) maintain in effect agreements in form and substance satisfactory to Lender pursuant to which any loans owing by Borrower to officers, directors, shareholders, members or Affiliates are subordinated to Lender and Borrower’s Obligations hereunder in all respects.

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6.16.	Until indefeasible payment in fu)l of the Obligations, Borrower shall not (i) make any loans to officers, directors, shareholders, members or Affiliates; (ii) pay any compensation to any member, manager or any other senior management (including John Peterman), of Borrower, for their services provided to Borrower as an member, manager, employee, or otherwise (except to the extent any such payment may be required by law regulation or court order), unless and until the Capital Infusion shall have occurred within 30 days from the Closing Date. (iii) engage in any other transactions with Affiliates except on terms similar to those that would be in effect in transactions between unrelated parties (iv) incur or repay indebtedness for borrowed money or guaranty the obligations of Affiliates or other Persons; (v) sell, transfer or otherwise dispose of any assets except for sales of Inventory in the normal course; (vi) sell, transfer or otherwise dispose of any Inventory to any customer in a single transaction or a series of contemporaneous transactions of an aggregate value of equal to or greater than $100,000, except upon prior written consent of Lender; (vii) declare any dividends, redeem or repurchase any stock, or make any other distributions in respect of its stock or membership interests; (viii) enter into any agreements to buy or seJl goods on consignment terms; or (ix) merge with or into any entity or undergo any other restructuring or reorganization including reorganizations that would result in Borrower being organized under the laws of a state other than Delaware.

6.17.	Borrower shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person (as hereafter defined), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person; (ii) deal in, or otherwise engage in any transaction relating to any property or interests in property blocked pursuant to Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. Borrower shall deliver to Lender any certification or other evidence requested from time to time by Lender in its sole discretion, confirming Borrower’s compliance with this Section. Borrower is not in violation of any Anti-Terrorism Law and Borrower is not a Person (a “Blocked Person”) that (a) is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; {b) is owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (c) any financial institution is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; (e) is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or is affiliated or associated with a person or entity listed above; (f) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224.

For purposes of this Section 6.17, (i) “Anti-Terrorism Laws” shall mean any laws, regulations, rules, orders and directives relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Law administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing laws, regulations, rules, orders and directives may from time to time be amended, renewed, extended, or replaced); (ii) “Executive Order No. 13224” shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced; and (iii) “USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law l07-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

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6.18.	Borrower shall deliver to Lender within 5 days of any of Borrower’s senior officers obtaining knowledge of any condition or event which constitutes, or might reasonably be expected to constitute, a Default or that any Person has given notice to Borrower or any Affiliates of Borrower or taken any other action with respect to a claimed Default, Borrower shall deliver to Lender an officer’s certificate describing the same and the period of existence thereof and specifying what action Borrower has taken, are taking and propose to take with respect thereto.

6.19.	During the term of this Agreement, Borrower shall retain KCP Advisory Group or another financial consultant reasonably acceptable to Lender (“Financial Consultant”), at the sole cost and expense of the Borrower. The consultant agreement between Borrower and Financial Consultant shall be substantially in the form annexed hereto as Exhibit D. As directed by the Borrower, the Financial Consultant shall advise the Borrower on aspects of the business, operations and properties of the Borrower to ensure compliance with the Loan Documents, monitor Borrower’s liquidity and the availability under this agreement, oversee and approve all financial statements and collateral reporting submitted to Lender, and perform such other duties as may be otherwise recommended by the Financial Consultant. The consultant agreement between Borrower and Financial Consultant shall further provide, and Borrower hereby agrees, that in the event that the Capital Infusion does not occur within 30 days after the Closing Date, then Borrower shall retain the Financial Advisor as its Chief Restructuring Officer (the “Chief Restructuring Officer”), at all times during which the Obligations remain outstanding. As Chief Restructuring Officer, Financial Advisor shall manage all aspects of the business, operations and properties of the Borrower and shall, among other things, (i) have full authority to hire and fire employees, and prepare and ensure compliance with the forecast attached hereto as Exhibit A, this Agreement and the Collateral Documents, (ii) report directly to the Managing Members (or equivalent), as applicable, of the Borrower, (iii) be charged with selling the assets or equity of the Borrower, or structuring another transaction, that results in the Obligations being paid in full, and (iv) be charged with preparing and delivering the financial statements of Borrower in accordance with Section 6.7. Borrower shall authorize and direct the Financial Consultant or Chief Restructuring Officer, as applicable, to (i) to keep Lender fully informed of the progress of the business and operations of the Borrower; (ii) respond fully to any and all inquiries of Lender regarding the business and operations of the Borrower; and (iii) communicate and fully cooperate with Lender and share all information with Lender regarding Borrower, and the business and operations of Borrower, including without limitation all budgets, records, projections, financial information, reports and other information. Borrower hereby covenants and agrees to provide the Financial Consultant or Chief Restructuring Officer, as applicable, with complete access to all of the books and records of Borrower, all of the premises of Borrower and to all management and employees of Borrower as and when deemed necessary by the Financial Consultant or Chief Restructuring Officer, as applicable. If the Financial Consultant or Chief Restructuring Officer, as applicable, resigns, Borrower shall immediately notify Lender with a copy of any notice of resignation immediately upon the sending of such notice by such Financial Consultant. Any replacement or successor Financial Consultant or Chief Restructuring Officer, as applicable, shall be reasonably acceptable to Lender and shall be retained within ten (10) Business Days immediately following the notice of resignation of the resigning Financial Consultant or Chief Restructuring Officer, as applicable.

7.	BORROWER’S INSURANCE

7.1.	Borrower covenants and agrees that, on and after the date hereof, until payment in full of the Obligations and termination of this Agreement, Borrower shall obtain and maintain in effect, at Borrower’s sole expense, policies of insurance as more specifically set forth on Exhibit E annexed hereto, in form and substance satisfactory to Lender, each of which shall have ratings of at least “A- VIII” by A.M. Best Company, and shall otherwise be approved by Lender.

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7.2.	Borrower hereby directs all insurers under such policies of insurance to pay all proceeds of insurance policies directly to Lender. Borrower irrevocably makes, constitutes and appoints Lender (and each officer, employee or agent designated by Lender) as Borrower’s true and lawful attorney-in-fact for the purpose of (i) making, settling and adjusting such claims under all such policies of insurance if Borrower fails to make such claim within fifteen (15) days after any casualty or fails to diligently prosecute such claim, (ii) endorsing the name of Borrower on any check, draft, instrument or other item of payment pertaining to the Collateral received by Borrower or Lender pursuant to any such policies of insurance, and (iii) making all determinations and decisions with respect to such policies of insurance as they relate to the Collateral. Borrower agrees to provide Lender with prompt written notice of any change, amendment or modification to any insurance policy.

7.3.	Lender is authorized to collect all such insurance proceeds and, at Lender’s option: (i) apply (A) such proceeds against the outstanding principal amount of the Obligations, or (ii) allow Borrower to use such proceeds, or a part thereof, to repair any damage or restore, replace or rebuild the Collateral that was the subject of such proceeds. Notwithstanding anything herein to the contrary, at any time when a Default has occurred and is continuing, if Lender receives proceeds of insurance or is holding proceeds of insurance theretofore received by Lender, Lender may apply the same to the Obligations at any time and from time to time as it may determine in its discretion. If no Default has occurred and is continuing and Borrower has been permitted to apply insurance proceeds to repair, restore, replace or rebuild property, then Lender will return any insurance proceeds to Borrower which Lender continues to hold after any such repair, restoration, replacement or rebuilding of such property is completed to Lenders’ satisfaction as determined in its discretion.

7.4.	If Borrower fails to provide Lender with evidence of the insurance coverage required by this Agreement, Lender may purchase insurance, at Borrower’s expense, to protect Lender’s interests in the Collateral. This insurance may, but need not, protect the interests of Borrower. The coverage that Lender purchases may not pay any claim that Borrower may make or any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Agreement. If Lender purchases insurance for the Collateral, Borrower will be responsible for the costs of that insurance, including interest and any other charges that may be imposed in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance shall be added to the Obligations. The costs of the insurance may be more than the cost of insurance that Borrower may be able to obtain on its own.

8.	SPECIFIC POWERS OF LENDER

8.1.	Borrower hereby constitutes Lender or its agent, or any other person whom Lender may designate, as Borrower’s attorney, at Borrower’s own cost and expense to exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) to receive, ta e, endorse, assign, deliver, accept and deposit, in Lender’s or Borrower’s name, any and all checks, notes, drafts, remittances and other instruments and documents relating to Receivables and proceeds thereof; (b) to receive, open and dispose of all mail addressed to Borrower and to notify, following the occurrence and during the continuation of an alleged event of Default, postal authorities to change the address for delivery thereof to such address as Lender may designate; (c) Following the occurrence and during the continuation of an alleged event of Default, to transmit to Account Debtors indebted on Receivables notice of Lender’s interest therein and to request from such Account Debtors at any time, in Borrower’s name or in Lender’s or that of Lender’s designee, information concerning the Receivables and the amounts owing thereon; (d) Following the occurrence and during the continuation of an alleged event of Default, to notify Account Debtors to make payment directly to Lender, including by sending the letter attached hereto as Annex A; and (e) to take or bring, in Borrower’s name or Lender’s, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of the Receivables. In addition, to the extent permitted by law, Lender may file one or more financing statements, naming Borrower as debtor and Lender as secured party and indicating therein the types or describing the items of Collateral. Without limitation of any of the powers enumerated above, Lender is hereby authorized to accept and to deposit all collections in any form, relating to Receivables, received from or for the account of Account Debtors (whether such collections are remitted directly to Lender by Account Debtors or are forwarded to Lender by Borrower), including remittances which may reflect deductions taken by Account Debtors, regardless of amount, the Loan Account of Borrower to be credited only with amounts actually collected on Receivables in accordance with Section 5.1. Borrower hereby releases (i) any bank, trust company or other firm receiving or accepting such collections in any form, and (ii) Lender and its officers, employees and designees, from any liability arising from any act or acts hereunder or in furtherance hereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact.

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9.	LENDER’S REMEDIES

9.1.	Borrower agrees that all of the loans and advances made by Lender under the terms of this Agreement, together with all Obligations of Borrower as defined herein (unless otherwise provided in any instrument evidencing the same or agreement relating thereto), shall be payable by Borrower at Lender’s demand at the office of Lender in New York, New York. In addition, all Obligations shall be, at Lender’s option, due and payable without notice or demand upon termination of this Agreement or upon the occurrence of any one or more of the following events of default (“Default”): (1) if Borrower shall fail to pay to Lender when due any amounts owing to Lender under any Obligation, or if there shall occur a breach by Borrower or any Affiliate of Borrower of any of the terms, covenants, conditions or provisions of this Agreement or any other agreement between Borrower or any of its Affiliates and Lender or any of its Affiliates or if Borrower shall fail to pay when due any indebtedness for borrowed money; (2) if John Peterman or any other guarantor, endorser or other person liable on the Obligations or who has pledged or granted collateral security for the Obligations, shall die, terminate or attempt to terminate its guaranty or pledge agreement or shall breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, Lender or if a material portion of any tangible Collateral for the Obligations is destroyed or lost or rendered valueless; (3) if John Peterman shall fail to continue to be engaged by Borrower in his current capacity and perform the duties of such, a successor reasonably acceptable to Lender has commenced employment or engagement with Borrower; (4) if, within 30 days after the Closing Date, the Capital Infusion shall not have occurred, (5) if, within 30 days after the Closing Date, Borrower has not received at least $500,000 of new inventory (measured at cost) from Sterling Apparel, Limited, (6) if any representation, warranty, or statement of fact made to Lender or an Affiliate of Lender at any time by or on behalf of Borrower or an Affiliate of Borrower is or becomes false or misleading in any material respect; (7) if Borrower shall become insolvent, is generally unable to pay its debts as they mature, files or has filed against it a petition in bankruptcy, liquidation or reorganization, or if a judgment against Borrower remains unpaid, unstayed or undismissed for a period of more than five days, or if Borrower discontinues doing business for any reason, or if a custodian, receiver or trustee of any kind is appointed for it or any of its property; (8) if there is a change (by voluntary transfer, death or otherwise) in Borrower’s controlling stockholders or owners; (9) if at any time Lender shall, in its sole discretion, reasonably exercised, consider the Obligations insecure or any part of the Receivables unsafe, insecure or insufficient and Borrower shall not on demand furnish other collateral or make payment on account, satisfactory to Lender; (10) if (x) Borrower shall default under or breach the terms of any present or future lease (each a “Lease”) of any premises now or hereafter leased by Borrower (“Leased Premises”) or (y) Lender shall receive notice from any lessor of any Leased Premises that a default has occurred under any Lease, or that any Lease has been terminated; (11) any employee benefit plan of Borrower subject to BRISA is completely or partially terminated or the Pension Benefit Guaranty Corporation commences proceedings for the purpose of effecting any such termination or an event or circumstance occurs which could result in any such termination; or (12) if a claim is made or threatened, or a proceeding is commenced, by any governmental agency or authority against Borrower or any Affiliate of Borrower under any environmental protection laws. Upon the occurrence of any Default, (i) Borrower shall pay to Lender, as liquidated damages and as part of the Obligations, in addition to amounts payable under Section 10.1 hereof, a charge at the rate of two percent (2%) per month upon the outstanding balance of the Obligations from the date of Default until the date of full payment of the Obligations, which charge shall be in lieu of compensation payable under Section 3.1 from such date; provided, that in no event shall such rate exceed the Maximum Rate and (ii) Lender shall have the right (in addition to any other rights Lender may have under this Agreement or otherwise) without further notice to Borrower, to enforce payment of any Receivables, to settle, compromise, or release in whole or in part, any amounts owing on Receivables, to prosecute any action, suit or proceeding with respect to Receivables, to extend the time of payment of any and all Receivables, to make allowances and adjustments with respect thereto, to issue credits in Lender’s name or Borrower’s, to sell, assign and deliver the Receivables (or any part thereof) and any returned, reclaimed or repossessed merchandise or other property held by Lender or by Borrower for Lender’s account, at public or private sale, at broker’s board, for cash, upon credit or otherwise, at Lender’s sole option and discretion, and Lender may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived. Borrower agrees that the giving of five days’ notice by Lender, sent by ordinary mail, postage prepaid, to the mailing address of Borrower set forth in this Agreement, designating the place and time of any public sale or the time after which any private sale or other intended disposition of the Receivables or any other security held by Lender is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Lender to the payment of the Obligations in such order as Lender may elect, and Borrower shall remain liable to Lender for any deficiency. Notwithstanding anything to the contrary contained in this section, (i) to the extent that an event or occurrence described in this section consists of Borrower’s failure to take, do or perform an act or action, then such failure shall not constitute a Default if no other Default has occurred and if such act or action is taken, done or performed by Borrower within 5 Business Days after Borrower’s receipt of written notice from Lender that the act or action is required to be taken, done or performed by Borrower and has not been taken, done or performed; and (ii) to the extent that an event or occurrence described in this section consists of the commencement of a proceeding against Borrower under Federal or state law or the appointment of a receiver or custodian under Federal or state law, then the commencement of such proceeding or the appointment of such receiver or custodian shall not constitute a Default if no other Default has occurred and if such proceeding or appointment is contested by Borrower within the time period and in the manner required by law and is dismissed, terminated or vacated within ten (10) Business Days after such commencement or appointment.

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9.2.	The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies Lender may have under the UCC or other applicable law. Lender shall have the right, in its sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Receivables are to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. No act, failure or delay by Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by Lender of any provision of this Agreement, or breach or default thereunder, or of any right or remedy which Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. Borrower waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Receivables and any and all notices or demands whatsoever (except as expressly provided herein). Lender may, at all times, proceed directly against Borrower to enforce payment of the Obligations and shall not be required to first enforce its rights in the Receivables or any other security granted to it. Lender shall not be required to take any action of any kind to preserve, collect or protect its or Borrower’s rights in the Receivables or any other security granted to it.

9.3.	BORROWER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT, THE OBLIGATIONS, THE RECEIVABLES, OR ANY OTHER TRANSACTION BETWEEN THE PARTIES AND BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE OBLIGATIONS. IN ANY SUCH LITIGATION BORROWER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO BORROWER AT ITS PLACE OF BUSINESS SET FORTH ABOVE. WITHIN 30 DAYS AFTER SUCH MAILING, BORROWER SHALL APPEAR IN ANSWER TO SUCH SUMMONS, COMPLAINT OR OTHER PROCESS, FAILING WHICH BORROWER SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER FOR THE AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED THEREIN.

9.4.	Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit or proceeding ever suffered or incurred by Lender (including attorneys’ fee) as a result of Borrower’s failure to observe, perform or discharge Borrower’s duties hereunder or as a result of Borrower’s breach of any of the representations, warranties and covenants of this Agreement. This indemnity shall survive termination of this Agreement for any reason.

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10.	EFFECTIVE DATE, CONTROLLING LAW AND TERMINATION

10.1.	This Agreement shall become effective upon acceptance by Lender at its office in the State of New York, and shall continue in full force and effect until June 30, 2021 (the “Renewal Date”) and from year to year thereafter, unless sooner terminated as herein provided. Borrower may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving Lender not less than sixty (60) days’ prior written notice by registered or certified mail, return receipt requested, and in addition to its other rights hereunder, Lender shall have the right to terminate this Agreement at any time by giving Borrower sixty (60) days’ prior written notice. Should a Default occur hereunder, this Agreement will be terminable by Lender at any time and Borrower shall, upon any such termination by Lender, or upon termination of this Agreement effective prior to the end of its current term for any reason other than termination by Lender in the absence of a Default, pay to Lender, as liquidated damages and as part of the Obligations, in addition to amounts payable under Section 9.1 hereof, an amount equal to (a) two percent (2%) of the Maximum Credit Facility then in effect, if such termination occurs on or prior to the first anniversary of the Closing Date; and (b) one percent (1%) of the Maximum Credit Facility then in effect, if such termination occurs after the first anniversary of the Closing Date. In the event that Lender shall permit termination of this Agreement by Borrower other than as provided herein, as a condition to such termination, Borrower shall pay to Lender such additional liquidated damages in addition to performance of any other conditions to such termination. No termination of this Agreement, however, shall relieve or discharge Borrower of its duties, obligations and covenants hereunder until such time as all Obligations have been paid in full, and the continuing security interest in Receivables and other Collateral granted to Lender hereunder or under any other agreement shall remain in effect until such Obligations have been indefeasibly paid and performed in full and any provision hereof that by its terms survives termination of this Agreement shall survive pursuant to such terms. No provision hereof shall be modified or amended orally or by course of conduct but only by a written instrument expressly referring hereto signed by both parties. This Agreement embodies the entire agreement between Lender and Borrower as to the subject matter hereof and supersedes all prior agreements (whether oral or written) as to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, administrators, successors and assigns, provided, however, that Borrower may not assign this Agreement or its rights hereunder without Lender’s prior written consent. Borrower consents to Lender’s sale of participations in the loans made under this Agreement.

10.2.	ALL LOANS SHALL BE DISBURSED BY LENDER FROM ITS OFFICE IN THE STATE OF NEW YORK, SHALL BE PAYABLE BY BORROWER AT SUCH OFFICE, AND THIS AGREEMENT AND ALL TRANSACTIONS THEREUNDER SHALL BE DEEMED TO BE CONSUMMATED IN SUCH STATE AND SHALL BE GOVERNED BY AND INTERPRETED

IN ACCORDANCE WITH THE LAWS OF THAT STATE. If any part or provision of this Agreement is invalid or in contravention of the applicable laws or regulations of any controlling jurisdiction, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement. Notwithstanding any provision herein or in any related document, Lender shall never be entitled to receive, collect, or apply, as interest on the Loan Account, any amount in excess of the maximum rate of interest (“Maximum Rate”) permitted to be charged from time to time by applicable law (if such law imposes any maximum rate), and in the event Lender ever receives, collects, or applies as interest, any amount in excess of the Maximum Rate, such amount shall be deemed and treated as a partial prepayment of the principal of the Loan Account; and, if the principal of the Loan Account and all other of Lender’s charges other than interest are paid in full, any remaining excess shall be paid to Borrower.

11.	MISCELLANEOUS

11.1.	Unless otherwise specifically provided in this Agreement, any notices, requests, demands or other communications permitted or required to be given under this Agreement shall be in writing and shall be sent by facsimile, hand delivery or by a nationally recognized overnight delivery service, to the addresses and facsimile numbers of the parties set forth below (or to such other address or facsimile number as a party may hereafter designate by a notice to the other that complies with this section) and shall be deemed given (a) in the case of a notice sent by facsimile, when received by the recipient if the sending party receives a confirmation of delivery from its own facsimile machine; and (b) in the case of a notice that is hand delivered or sent by such overnight courier, when delivered (provided that the sending party retains a confirmation of delivery). Any notice which, pursuant to the terms hereof must be sent by Borrower by certified or registered mail shall be deemed given and effective when received by Lender, or Borrower, as the case may be.

16

If to Lender	If to Borrower
Rosenthal & Rosenthal, Inc.	JP Outfitters, LLC
1370 Broadway	1111 Brickell Avenue, Suite 1300
New York NY 10018	Miami, FL 33131
Attn: Robert Miller, EVP	Attn: Arnold Cohen
Facsimile: (212) 356-0989

with a copy to	With a copy to
Otterbourg P.C.	O’Keefe Law, P.A.
230 Park Avenue	1111 Brickell Avenue, Suite 1300
New York, NY 10169	Miami, FL 33131
Attn: Michael Wenger	Attn: Douglas L. O’Keefe, Esq.
Fax: (212) 682-6104:

11.2.	Nothing contained herein shall impose on Lender any liability for any contracts, undertakings or other obligations of Borrower to others, including obligations of Borrower to any Account Debtor for breach of the terms of any contract of sale between Borrower and the Account Debtor.

11.3.	Wherever in this Agreement (i) the term “including” appears, such term shall be deemed to mean “including without limitation”; (ii) the term “satisfactory” or “acceptable” to Lender appears, such terms shall be deemed to mean “acceptable” or “satisfactory” to Lender and its counsel in their sole and absolute discretion; and (iii) the terms “in the opinion” or “in the judgment” of Lender appear, such terms shall be deemed to mean “in the sole opinion” and “in the sole judgment” of Lender and its counsel.

11.4.	Terms used in this Agreement that are not defined in this Agreement but are defined in the UCC shall have the meanings given in the UCC.

11.5.	DRAFTING PRESUMPTION. In the event of any ambiguity or dispute regarding the definition or meaning of any word, phrase, or other verbiage, or the construction of any provision in this Agreement, there shall be no presumption favoring the definition, meaning or construction propounded by a particular party based upon which party (or which party’s attorney) drafted the word, verbiage or provision at issue, and same will be deemed mutually drafted.

11.6.	AUTHORIZATION TO COMPLETE BLANKS. Lender is authorized to complete any blank space in this Agreement and in any Loan Documents entered into between Borrower and Lender in connection with this Agreement. Such completion shall be conclusive, final and binding on Borrower in the absence of manifest error and if not inconsistent with any arrangement between Borrower and Lender.

17

IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be executed by their respective corporate officers thereto duly authorized as of the day and year first above written.

JP OUTFITTERS, LLC

	By:	/s/ Arnold Cohen
	Name:	Arnold Cohen
	Title:	Manager
Attest:

Secretary

Accepted:

ROSENTHAL & ROSENTHAL., INC.

	By:	/s/ Robert Miller
	Name:	Robert Miller
	Title:	Executive Vice President

18

Exhibit A (Forecast to be attached)

19

“BANK” PLAN

Newco - Key Transaction Assumptions

Sterling Transaction	$1,400,000	Cash
	(916,386)	Paid at closing to Gordon Brothers -to transfer J Peterman IP
	(483,614)	Paid at closing to RR - paid down existing draw on ABL loan balance.
$-
Oldco Obligations - Resolutions	$6,452,584	Beginning Accounts Payable Balance & Open PO - Prior To Closing
	(3,519,000)	Article 9 restructuring
	(1,000,000)	Sterling converts $1M of current payables to 12 month term note - interest only, balloon payment
	(1,067,584)	Existing open purchase orders / product at Vendor - Newco negotiates for vendor to hold until next season
	250,000	V. Alexander 18 month term note - converted from existing payable
	$1,116,000	Payables to be serviced by Newco
New Capital	$500,000	Sterling
Rosenthal Line of Credit	$2,210,000	Estimated Rosenthal LOC
	50,000	Add: Legal Costs for closing / new financing
	(483,614)	Less: Funds paid at closing
	(500,000)	Less: Sterling investment within 30 days after closing
	$1,276,386	Estimated Balance

20

“BANK” PLAN

Newco

2019 Forecast - All Divisions (J. Peterman & GuideBoat)

	June	July	August	September	October	November	December	2019
Revenues
Product Revenue	541,090	726,140	1,152,654	1,827,563	1,699,880	3,296,492	5,434,041	14,677,860
Warehouse Store Revenue	4,000	4,000	4,000	4,000	8,000	8,000	8,000	40,000
List Rental Revenue	1,500	1,500	1,500	1,500	1,500	1,500	2,500	11,500
Returns	(143,083)	(190,978)	(312,318)	(493,442)	(458,968)	(900,882)	(1,521,531)	(4,021,202)
Returns - Warehouse Store	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(3,500)
Returns - Accrual	-	-	-	-	-	-	-	-
Shipping Revenue	33,979	45,673	59,829	106,909	95,028	142,321	250,287	734,026
Shipping Returns Revenue	4,663	6,434	11,667	16,201	14,827	28,858	41,679	124,329
Interest Income	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-

Total Revenues	441,649	592,270	916,832	1,462,232	1,359,767	2,575,789	4,214,475	11,563,013
Cost of Sales
COGS	447,927	420,422	479,810	760,104	656,127	1,269,419	2,233,429	6,267,237
COGS - Returns	(43,436)	(67,238)	(148,526)	(231,341)	(200,386)	(380,256)	(704,552)	(1,775,734)
COGS - Warehouse Store	2,000	2,000	2,000	2,000	4,000	4,000	4,000	20,000
Product Freight	29,476	37,641	67,762	76,758	95,193	210,975	418,421	936,227
Packaging	17,200	17,091	17,102	21,821	21,661	26,829	35,435	157,138
Labels, Buttons, Etc	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-
Inventory Adjustments	7,500	7,500	7,500	7,500	7,500	7,500	7,500	52,500
Reconditioning	2,000	2,000	2,000	2,000	2,000	2,000	2,000	14,000
Product Royalties	1,000	-	-	47,568	45,287	86,631	156,477	336,964
Other COGS	-	-	-	-	-	-	-	-
Shipping - USPS	7,000	700	700	7,000	700	8,000	7,000	31,100
Shipping - UPS	30,301	40,664	56,549	97,344	95,193	129,604	228,306	677,960
Shipping - UPS - Returns	4,663	6,434	11,667	16,201	14,827	28,858	41,679	124,329
Shipping - Other	-	-	-	-	-	-	-	-

Total Cost of Sales	505,631	467,213	496,564	806,955	742,102	1,393,559	2,429,695	6,841,720
								59%
Gross Profit	(63,982)	125,056	420,268	655,277	617,665	1,182,230	1,784,780	4,721,293
								41%
Expenses
Samples	3,000	1,000	1,000	20,000	7,500	1,000	1,000	34,500
Advertising - Warehouse Store	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Printing	0	0	103,864	162,410	300,438	318,288	247,693	1,132,693
Postage	0	0	120,263	253,022	386,696	405,507	282,296	1,447,786
List Rental	0	0	9,600	13,841	31,463	35,156	8,483	98,543
List Processing	0	0	5,887	8,517	13,686	14,109	10,359	52,558
Web Advertising	11,784	11,802	11,820	22,450	22,474	22,498	22,521	125,348
Copy	0	0	11,200	22,400	28,000	28,000	12,600	102,200
Art	0	0	16,800	19,200	21,600	25,200	10,000	92,800
Photography	0	0	16,800	33,600	42,000	42,000	18,400	152,800
Product Development	6,000	6,000	6,000	6,000	7,000	7,000	6,000	44,000
Contract Labor	-	-	-	-	-	-	-	-
Credit Card Fees	13,590	17,521	27,510	53,154	44,697	78,924	145,293	380,689
Telephone	11,428	11,428	11,428	11,428	11,428	11,428	11,428	79,995
Website Expenses	13,296	13,296	13,296	13,296	13,296	13,296	13,296	93,072
Warehouse & CSR Supplies	500	500	500	500	500	500	500	3,500
Garbage Collection	510	510	510	510	510	510	510	3,570
Building Rent	-	18,277	18,277	18,277	18,277	17,277	17,277	107,664
Gas and Electric	3,000	3,000	3,000	3,000	3,000	3,000	3,000	21,000
Water	250	250	250	250	250	250	250	1,750
Security System	133	133	133	133	133	133	133	928
Repairs and Maintenance	750	750	750	750	750	750	750	5,250
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-
Cleaning Services	600	600	600	600	600	600	600	4,200
Professional Fees	15,000	20,000	10,000	10,000	10,000	10,000	10,000	85,000
Legal Fees	2,500	2,500	2,500	2,500	2,500	2,500	2,500	17,500
Accounting and Tax	500	500	500	8,000	500	500	500	11,000
Computer/Software Maintenance	4,596	4,596	4,596	4,596	4,596	4,596	4,596	32,174
Public Relations	-	-	-	-	-	-	-	-
Depreciation Expense	5,250	5,250	5,250	5,250	5,250	5,250	5,250	36,750
Amortization Expense	900	900	900	900	900	900	900	6,300
Travel	10,000	5,000	5,000	14,000	5,000	5,000	5,000	49,000
Meals	500	500	500	500	500	500	500	3,500
Salaries	78,000	146,000	146,000	146,000	214,000	146,000	146,000	1,022,000
Salaries - Warehouse Store	2,700	2,700	2,700	2,700	2,700	2,700	2,700	18,900
Payroll Taxes	5,440	10,880	10,880	10,880	16,320	10,880	10,880	76,160
Benefits	4,250	8,000	8,000	8,000	8,000	8,000	8,000	52,250
Computer Supplies	500	500	500	500	500	500	500	3,500
Office Supplies & Expenses	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Supplies - Outlet Store	100	100	100	100	100	100	100	700

21

“BANK” PLAN

	June	July	August	September	October	November	December	2019
Insurance	7,000	7,000	7,000	7,000	7,000	7,000	7,000	49,000
Worker’s Comp Insurance	500	500	500	500	500	500	500	3,500
Cellular	490	490	490	490	490	490	490	3,430
Internet	396	396	396	396	396	396	396	2,769
Equipment Rental	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Postage and Mailing	200	200	200	200	200	200	200	1,400
Bank Fees	4,000	4,000	4,000	4,000	4,000	4,000	4,000	28,000
Bad Debt	750	750	750	750	750	750	750	5,250
Dues and Subscriptions	150	150	150	150	150	150	150	1,050
Licenses and Permits	15	-	-	-	-	-	-	15
Filing Fees	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-
Interest Expense	22,500	22,500	22,500	22,500	25,000	25,000	25,000	165,000
Finance Charge	-	-	-	-	-	-	-	-

Total Expenses	244,077	341,478	625,899	926,250	1,276,648	1,274,338	1,061,301	5,749,991

Net Income	(308,059)	(216,422)	(205,630)	(270,974)	(658,984)	(92,108)	723,480	(1,028,697)

EBITDA	(279,409)	(187,772)	(176,980)	(242,324)	(627,834)	(60,958)	754,630	(820,647)

22

“BANK” PLAN

Newco

2019 Forecast - J. Peterman Division

	June	July	August	September	October	November	December	2019
Revenues
Product Revenue	421,090	617,060	1,042,494	1,245,458	1,133,787	2,213,609	3,490,575	10,164,075
Warehouse Store Revenue	4,000	4,000	4,000	4,000	8,000	8,000	8,000	40,000
List Rental Revenue								-
Returns	(109,483)	(160,436)	(281,473)	(336,274)	(306,123)	(597,675)	(977,361)	(2,768,824)
Returns - Warehouse Store	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(3,500)
Returns - Accrual	-	-	-	-	-	-	-	-
Shipping Revenue	25,818	37,212	52,669	70,819	61,062	69,768	120,075	437,423
Shipping Returns Revenue	3,600	5,371	10,526	11,172	9,630	19,974	26,586	86,859
Interest Income	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-
Total Revenues	344,525	502,708	827,715	994,675	905,857	1,713,177	2,667,375	7,956,032
Cost of Sales
COGS	357,927	338,612	397,190	515,620	418,368	814,608	1,417,174	4,259,498
COGS - Returns	(43,436)	(67,238)	(148,526)	(161,086)	(133,134)	(262,744)	(452,392)	(1,268,555)
COGS - Warehouse Store	2,000	2,000	2,000	2,000	4,000	4,000	4,000	20,000
Product Freight	29,476	37,641	67,762	52,309	63,492	141,671	268,774	661,126
Packaging	16,000	16,000	16,000	16,000	16,000	16,000	16,000	112,000
Labels, Buttons, Etc	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-
Inventory Adjustments	5,000	5,000	5,000	5,000	5,000	5,000	5,000	35,000
Reconditioning	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Product Royalties	1,000	-	-	1,000	-	-	1,000	3,000
Other COGS	-	-	-	-	-	-	-	-
Shipping - USPS	6,500	200	200	6,500	200	7,500	6,500	27,600
Shipping - UPS	23,581	34,555	50,380	64,746	63,492	68,962	119,472	425,188
Shipping - UPS - Returns	3,600	5,371	10,526	11,172	9,630	19,974	26,586	86,859
Shipping - Other	-	-	-	-	-	-	-	-
Total Cost of Sales	403,148	373,641	402,032	514,760	448,548	816,472	1,413,614	4,372,215
								55%
Gross Profit	(58,624)	129,067	425,683	479,915	457,309	896,705	1,253,761	3,583,817
								45%
Expenses
Samples	3,000	1,000	1,000	15,000	5,000	1,000	1,000	27,000
Advertising - Belardi Wong	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Printing	0	0	103,864	106,951	226,940	235,769	174,091	847,615
Postage	0	0	120,263	184,025	301,506	306,484	186,614	1,098,892
List Rental	0	0	9,600	9,600	28,200	27,000	0	74,400
List Processing	0	0	5,887	6,062	11,347	10,808	6,924	41,028
Web Advertising	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Copy	0	0	11,200	12,800	14,400	16,800	3,000	58,200
Art	0	0	16,800	19,200	21,600	25,200	10,000	92,800
Photography	0	0	16,800	19,200	21,600	25,200	4,000	86,800
Product Development	5,000	5,000	5,000	5,000	5,000	5,000	5,000	35,000
Contract Labor	-	-	-	-	-	-	-	-
Credit Card Fees	10,269	14,562	24,646	38,019	31,677	56,184	104,480	279,837
Telephone	10,928	10,928	10,928	10,928	10,928	10,928	10,928	76,495
Website Expenses	12,446	12,446	12,446	12,446	12,446	12,446	12,446	87,122
Warehouse & CSR Supplies	500	500	500	500	500	500	500	3,500
Garbage Collection	510	510	510	510	510	510	510	3,570
Building Rent		18,277	18,277	18,277	18,277	17,277	17,277	107,664
Gas and Electric	3,000	3,000	3,000	3,000	3,000	3,000	3,000	21,000
Water	250	250	250	250	250	250	250	1,750
Security System	133	133	133	133	133	133	133	928
Repairs and Maintenance	750	750	750	750	750	750	750	5,250
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-
Cleaning Services	600	600	600	600	600	600	600	4,200
Professional Fees	15,000	20,000	10,000	10,000	10,000	10,000	10,000	85,000
Legal Fees	2,500	2,500	2,500	2,500	2,500	2,500	2,500	17,500
Accounting and Tax	500	500	500	8,000	500	500	500	11,000
Computer/Software Maintenance	4,596	4,596	4,596	4,596	4,596	4,596	4,596	32,174
Public Relations	-	-	-	-	-	-	-	-
Depreciation Expense	5,250	5,250	5,250	5,250	5,250	5,250	5,250	36,750
Amortization Expense	900	900	900	900	900	900	900	6,300
Travel	8,500	3,500	3,500	12,500	3,500	3,500	3,500	38,500
Meals	500	500	500	500	500	500	500	3,500
Salaries	68,000	136,000	136,000	136,000	204,000	136,000	136,000	952,000
Salaries - Warehouse Store	2,700	2,700	2,700	2,700	2,700	2,700	2,700	18,900
Payroll Taxes	5,440	10,880	10,880	10,880	16,320	10,880	10,880	76,160
Benefits	4,250	8,000	8,000	8,000	8,000	8,000	8,000	52,250

23

“BANK” PLAN

	June	July	August	September	October	November	December	2019
Computer Supplies	500	500	500	500	500	500	500	3,500
Office Supplies & Expenses	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Supplies - Outlet Store	100	100	100	100	100	100	100	700
Insurance	7,000	7,000	7,000	7,000	7,000	7,000	7,000	49,000
Worker’s Comp Insurance	500	500	500	500	500	500	500	3,500
Cellular	490	490	490	490	490	490	490	3,430
Internet	396	396	396	396	396	396	396	2,769
Equipment Rental	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Postage and Mailing	100	100	100	100	100	100	100	700
Bank Fees	4,000	4,000	4,000	4,000	4,000	4,000	4,000	28,000
Bad Debt	500	500	500	500	500	500	500	3,500
Dues and Subscriptions	150	150	150	150	150	150	150	1,050
Licenses and Permits	15	-	-	-	-	-	-	15
Filing Fees	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-
Interest Expense	17,500	17,500	17,500	17,500	20,000	20,000	20,000	130,000
Finance Charge	-	-	-	-	-	-	-	-
Total Expenses	219,773	317,517	602,015	719,313	1,030,165	997,900	783,565	4,670,247
Net Income	(278,396)	(188,450)	(176,332)	(239,398)	(572,856)	(101,195)	470,196	(1,086,430)
EBITDA	(254,746)	(164,800)	(152,682)	(215,748)	(546,706)	(75,045)	496,346	(913,380)

24

“BANK” PLAN

Newco

2019 Forecast - Guideboat Division

								Newco
	June	July	August	September	October	November	December	2019
Revenues
Product Revenue	120,000	109,080	110,160	582,105	566,093	1,082,882	1,943,465	4,513,785

Warehouse Store Revenue	-	-	-	-	-	-	-	-
List Rental Revenue	1,500	1,500	1,500	1,500	1,500	1,500	2,500	11,500
Returns	(33,600)	(30,542)	(30,845)	(157,168)	(152,845)	(303,207)	(544,170)	(1,252,378)
Returns - Warehouse Store	-	-	-	-	-	-	-	-
Returns - Accrual	-	-	-	-	-	-	-	-
Shipping Revenue	8,161	8,461	7,160	36,091	33,966	72,553	130,212	296,604
Shipping Returns Revenue	1,063	1,063	1,141	5,029	5,197	8,883	15,093	37,470
Interest Income	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-
Total Revenues	97,124	89,562	89,117	467,557	453,910	862,612	1,547,101	3,606,981
Cost of Sales
COGS	90,000	81,810	82,620	244,484	237,759	454,810	816,255	2,007,739
COGS - Returns	-	-	-	(70,254)	(67,252)	(117,512)	(252,161)	(507,179)
COGS - Warehouse Store	-	-	-	-	-	-	-	-
Product Freight	-	-	-	24,448	31,701	69,304	149,647	275,101
Packaging	1,200	1,091	1,102	5,821	5,661	10,829	19,435	45,138
Labels, Buttons, Etc	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-
Inventory Adjustments	2,500	2,500	2,500	2,500	2,500	2,500	2,500	17,500
Reconditioning	500	500	500	500	500	500	500	3,500
Product Royalties	-	-	-	46,568	45,287	86,631	155,477	333,964
Other COGS	-	-	-	-	-	-	-	-
Shipping - USPS	500	500	500	500	500	500	500	3,500
Shipping - UPS	6,720	6,108	6,169	32,598	31,701	60,641	108,834	252,772
Shipping - UPS - Returns	1,063	1,063	1,141	5,029	5,197	8,883	15,093	37,470
Shipping - Other	-	-	-	-	-	-	-	-
Total Cost of Sales	102,483	93,573	94,532	292,195	293,555	577,087	1,016,081	2,469,505
								68%
Gross Profit	(5,359)	(4,011)	(5,415)	175,362	160,355	285,525	531,020	1,137,477
								32%
Expenses
Samples	-	-	-	5,000	2,500	-	-	7,500
Advertising - Warehouse Store	-	-	-	-	-	-	-	-
Printing	0	0	0	55,459	73,498	82,520	73,602	285,078
Postage	0	0	0	68,997	85,190	99,023	95,683	348,894
List Rental	0	0	0	4,241	3,263	8,156	8,483	24,143
List Processing	0	0	0	2,455	2,339	3,301	3,435	11,530
Web Advertising	1,784	1,802	1,820	12,450	12,474	12,498	12,521	55,348
Copy	0	0	0	9,600	13,600	11,200	9,600	44,000
Art	-	-	-	-	-	-	-	-
Photography	0	0	0	14,400	20,400	16,800	14,400	66,000
Product Development	1,000	1,000	1,000	1,000	2,000	2,000	1,000	9,000
Contract Labor	-	-	-	-	-	-	-	-
Credit Card Fees	3,320	2,959	2,864	15,135	13,020	22,741	40,813	100,852
Telephone	500	500	500	500	500	500	500	3,500
Website Expenses	850	850	850	850	850	850	850	5,950
Warehouse & CSR Supplies	-	-	-	-	-	-	-	-
Garbage Collection	-	-	-	-	-	-	-	-
Building Rent	-	-	-	-	-	-	-	-
Gas and Electric	-	-	-	-	-	-	-	-
Water	-	-	-	-	-	-	-	-
Security System	-	-	-	-	-	-	-	-
Repairs and Maintenance	-	-	-	-	-	-	-	-
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-
Cleaning Services	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-
Legal Fees	-	-	-	-	-	-	-	-
Accounting and Tax	-	-	-	-	-	-	-	-
Computer/Software Maintenance	-	-	-	-	-	-	-	-
Public Relations	-	-	-	-	-	-	-	-
Depreciation Expense	-	-	-	-	-	-	-	-
Amortization Expense	-	-	-	-	-	-	-	-
Travel	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Meals	-	-	-	-	-	-	-	-
Salaries	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Variable Wages	-	-	-	-	-	-	-	-
Payroll Taxes	-	-	-	-	-	-	-	-
Benefits	-	-	-	-	-	-	-	-
Computer Supplies	-	-	-	-	-	-	-	-
Office Supplies & Expenses	-	-	-	-	-	-	-	-
Supplies - Outlet Store	-	-	-	-	-	-	-	-

25

“BANK” PLAN

	June	July	August	September	October	November	December	2019
Insurance	-	-	-	-	-	-	-	-
Worker’s Comp Insurance	-	-	-	-	-	-	-	-
Cellular	-	-	-	-	-	-	-	-
Internet	-	-	-	-	-	-	-	-
Equipment Rental	-	-	-	-	-	-	-	-
Postage and Mailing	100	100	100	100	100	100	100	700
Bank Fees	-	-	-	-	-	-	-	-
Bad Debt	250	250	250	250	250	250	250	1,750
Dues and Subscriptions	-	-	-	-	-	-	-	-
Licenses and Permits	-	-	-	-	-	-	-	-
Filing Fees	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-
Interest Expense	5,000	5,000	5,000	5,000	5,000	5,000	5,000	35,000
Finance Charge	-	-	-	-	-	-	-	-
Total Expenses	24,304	23,961	23,884	206,938	246,483	276,438	277,736	1,079,744
Net Income	(29,663)	(27,972)	(29,299)	(31,576)	(86,127)	9,087	253,284	57,733

EBITDA	(24,663)	(22,972)	(24,299)	(26,576)	(81,127)	14,087	258,284	92,733

26

“BANK” PLAN

Newco

Projected “Opening” Balance Sheet

2019

	June	July	August	September	October	November	December
ASSETS
Current Assets
Cash	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Inventory
- JP Brand	2,454,033	2,410,256	2,540,355	2,892,599	3,573,008	4,038,216	3,353,051
- GB Brand	33,600	64,142	94,987	307,671	522,758	1,071,154	1,499,069
Prepaid Inventory	-	10,000	10,000	10,000	10,000	10,000	10,000
Prepaid Insurance	14,615	11,845	7,670	2,641	9,268	8,110	2,853
Prepaid Advertising	-	300,000	300,000	300,000	300,000	300,000	300,000
Other Prepaids	-	15,000	15,000	15,000	15,000	15,000	15,000

Total Current Assets	2,507,248	2,816,244	2,973,013	3,532,912	4,435,033	5,447,480	5,184,973
Property and Equipment	500,000	500,000	500,000	500,000	500,000	500,000	500,000
Accumulated Amortization	(5,250)	(10,500)	(15,750)	(21,000)	(26,250)	(31,500)	(36,750)

Total Property and Equipment	494,750	489,500	484,250	479,000	473,750	468,500	463,250
Other Assets
Deposits	17,666	17,666	17,666	17,666	17,666	17,666	17,666

Total Assets	$3,019,664	$3,323,410	$3,474,929	$4,029,578	$4,926,449	$5,933,646	$5,665,889
LIABILITIES AND CAPITAL
Current Liabilities
Accounts Payable	1,100,000	1,700,000	1,700,000	2,200,000	3,200,000	3,850,000	3,000,000
Credits Due Customers	86,176	83,210	57,769	55,527	55,634	53,366	48,721
Money Due Customers	13,583	12,127	13,025	10,904	12,596	21,106	19,956
Gift Certificate Liability	14,165	11,651	8,089	8,982	7,763	9,593	8,807
Other Accruals	45,000	89,915	55,619	42,852	73,404	61,113	142,009
Returns Reserve	-	-	-	-	-	-	-
RR ABL Line	2,184,799	1,566,988	1,986,538	2,328,398	2,853,121	3,306,645	3,091,094
Sterling - 12 month Note	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000

Total Current Liabilities	4,443,723	4,463,891	4,821,040	5,646,663	7,202,518	8,301,823	7,310,587

Total Liabilities	4,443,723	4,463,891	4,821,040	5,646,663	7,202,518	8,301,823	7,310,587
Capital
Equity	-	500,000	500,000	500,000	500,000	500,000	500,000
Other	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)
Net Income	(308,059)	(524,481)	(730,111)	(1,001,085)	(1,660,069)	(1,752,177)	(1,028,697)
Total Capital	(1,424,059)	(1,140,481)	(1,346,111)	(1,617,085)	(2,276,069)	(2,368,177)	(1,644,697)
Total Liabilities & Capital	$3,019,664	$3,323,410	$3,474,929	$4,029,578	$4,926,449	$5,933,646	$5,665,889

27

“BANK” PLAN

Newco

2019

	June	July	August	September	October	November	December
2019 Inventory Budget

JP Brand
Beginning Inventory	2,375,000	2,454,033	2,410,256	2,540,355	2,892,599	3,573,008	4,038,216
Inventory Receipts	425,000	200,000	300,000	600,000	900,000	900,000	100,000
COGS	(389,403)	(311,014)	(318,427)	(408,842)	(352,726)	(697,535)	(1,237,556)
Returns	43,436	67,238	148,526	161,086	133,134	262,744	452,392
Ending Inventory	2,454,033	2,410,256	2,540,355	2,892,599	3,573,008	4,038,216	3,353,051

GB Brand
Beginning Inventory	-	33,600	64,142	94,987	307,671	522,758	1,071,154
Inventory Receipts	90,000	81,810	82,620	300,000	300,000	700,000	700,000
COGS	(90,000)	(81,810)	(82,620)	(244,484)	(237,759)	(454,810)	(816,255)
Returns	33,600	30,542	30,845	157,168	152,845	303,207	544,170
Ending Inventory	33,600	64,142	94,987	307,671	522,758	1,071,154	1,499,069

JP + GB Ending Inventory	2,487,633	2,474,399	2,635,342	3,200,271	4,095,765	5,109,370	4,852,120

2019 Working Capital Budget

Inventory @ Month-End	2,487,633	2,474,399	2,635,342	3,200,271	4,095,765	5,109,370	4,852,120
Cash & AR @ Month-End	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Accounts Payable (plug)	(1,100,000)	(1,700,000)	(1,700,000)	(2,200,000)	(3,200,000)	(3,850,000)	(3,000,000)

ABL BBC Calculation @ 50%	1,243,816	1,237,199	1,317,671	1,600,135	2,047,883	2,554,685	2,426,060
Plus seasonal Over-Advance
In Transit
Availability from Inventory	1,243,816	1,237,199	1,317,671	1,600,135	2,047,883	2,554,685	2,426,060

Rosenthal LOC	(2,184,799)	(1,566,988)	(1,986,538)	(2,328,398)	(2,853,121)	(3,306,645)	(3,091,094)

Excess/(Overadvance)	(940,982)	(329,789)	(668,867)	(728,263)	(805,239)	(751,960)	(665,034)

28

Newco

2020 Forecast - All Divisions (J. Peterman & GuideBoat)

	January	February	March	April	May	June	July	August	September	October	November	December	2020
Revenues
Product Revenue	2,209,472	1,546,503	1,722,054	1,962,612	2,105,870	2,103,686	2,670,470	1,992,088	2,713,743	2,978,950	4,656,835	7,668,108	$34,330,390
Warehouse Store Revenue	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	96,000
List Rental Revenue	-	-	-	-	-	-	-	-	-	-	-	-	-
Returns	(843,491)	(522,120)	(447,709)	(445,929)	(379,654)	(527,914)	(672,405)	(528,545)	(676,925)	(726,447)	(1,161,945)	(1,854,892)	(8,787,975)
Returns - Warehouse Store	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(6,000)
Returns - Accrual	-	-	-	-	-	-	-	-	-	-	-	-	-
Shipping Revenue	145,530	83,358	109,715	120,416	135,469	128,982	161,045	119,565	170,509	174,856	175,587	263,781	1,788,813
Shipping Returns Revenue	25,741	15,210	12,746	13,475	11,698	17,359	22,510	19,765	22,489	22,852	38,832	50,456	273,134
Interest Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Revenues	1,544,752	1,130,450	1,404,305	1,658,075	1,880,884	1,729,613	2,189,122	1,610,373	2,237,316	2,457,711	3,716,809	6,134,952	27,694,361

Cost of Sales
COGS	1,073,803	508,799	623,383	694,765	747,584	757,327	1,319,212	758,986	1,123,490	1,099,233	1,713,715	3,113,252	13,533,548
COGS - Returns	(398,475)	(263,590)	(174,622)	(187,312)	(144,544)	(209,440)	(281,803)	(278,898)	(324,270)	(315,935)	(510,803)	(858,575)	(3,948,267)
COGS - Warehouse Store	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	48,000
Product Freight	205,481	97,430	105,045	119,719	115,823	147,258	162,899	129,486	113,977	166,821	298,037	590,444	2,252,421
Packaging	22,970	19,686	9,979	15,516	25,757	24,016	25,724	17,864	27,157	31,574	35,080	50,704	306,027
Labels, Buttons, Etc	-	-	-	-	-	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	-
Inventory Adjustments	7,500	7,500	5,000	5,000	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	85,000
Reconditioning	2,000	2,000	1,250	1,250	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	22,500
Product Royalties	41,759	15,484	32,330	76,627	80,056	65,130	77,796	14,910	90,257	124,591	152,641	278,632	1,050,213
Other COGS (including royalties)	-	-	-	-	-	-	-	-	-	-	-	-	-
Shipping - USPS	700	700	700	700	700	7,000	700	700	7,000	700	8,000	7,000	34,600
Shipping - UPS	123,730	86,604	96,435	109,906	117,929	117,806	149,546	103,557	146,970	166,821	205,783	353,414	1,778,502
Shipping - UPS - Returns	25,741	15,210	12,746	13,475	11,698	17,359	22,510	19,765	22,489	22,852	38,832	50,456	273,134
Shipping - Other	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Cost of Sales	1,109,209	493,822	716,247	853,646	968,503	939,956	1,490,085	779,869	1,220,570	1,310,157	1,954,786	3,598,827	15,435,678
													56%
Gross Profit	435,543	636,628	688,059	804,428	912,381	789,657	699,036	830,504	1,016,746	1,147,554	1,762,023	2,536,125	12,258,684
													44%
Expenses
Samples	-	6,000	5,500	2,000	2,000	2,000	2,000	11,000	10,000	2,000	2,000	1,000	45,500
Advertising - Warehouse Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Printing	82,218	127,195	187,997	208,557	70,509	139,363	119,075	122,484	212,518	377,723	359,608	306,740	2,313,988
Postage	107,473	168,777	255,741	329,049	95,249	195,086	137,001	144,718	331,456	484,329	462,273	353,732	3,064,883
List Rental	0	15,450	21,201	22,418	4,875	14,214	3,000	12,793	19,622	38,625	36,740	10,197	199,134
List Processing	4,678	7,988	11,011	11,482	3,464	7,187	6,021	7,084	11,187	16,562	16,032	12,996	115,692
Web Advertising	22,474	24,551	26,627	27,704	32,780	32,860	32,939	33,019	39,374	45,466	56,558	45,649	420,000
Copy	0	9,600	18,400	21,600	9,600	13,600	7,200	11,200	24,000	26,400	28,000	12,600	182,200
Art	0	15,120	17,640	18,900	-	21,420	-	16,800	19,200	19,200	25,200	10,000	163,480
Photography	0	7,560	19,620	23,850	14,400	21,510	16,800	8,820	30,480	26,880	3,450	21,960	195,330
Product Development	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000
Contract Labor	-	-	-	-	-	-	-	-	-	-	-	-	-
Credit Card Fees	47,494	38,966	40,960	44,846	52,939	51,304	63,019	47,096	82,841	83,229	118,195	229,522	900,411
Telephone	12,657	11,428	11,428	11,428	11,428	11,428	11,428	11,428	11,428	11,428	11,428	11,428	138,363
Website Expenses	12,446	19,446	13,296	13,296	13,296	13,296	13,296	13,296	13,296	13,296	13,296	13,296	164,852
Warehouse & CSR Supplies	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Garbage Collection	510	510	510	510	510	510	510	510	510	510	510	510	6,120

29

	January	February	March	April	May	June	July	August	September	October	November	December	2020
Building Rent	18,277	18,277	18,277	18,277	18,277	18,277	18,277	18,277	18,277	18,277	17,277	17,277	217,328
Gas and Electric	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	36,000
Water	250	250	250	250	250	250	250	250	250	250	250	250	3,000
Security System	133	133	133	133	133	133	133	133	133	133	133	133	1,590
Repairs and Maintenance	750	750	750	750	750	750	750	750	750	750	750	750	9,000
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Cleaning Services	600	600	600	600	600	600	600	600	600	600	600	600	7,200
Professional Fees	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000
Legal Fees	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	30,000
Accounting and Tax	500	500	500	500	500	15,000	500	500	500	500	500	500	20,500
Computer/Software Maintenance	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	55,156
Public Relations	-	-	-	-	-	-	-	-	-	-	-	-	-
Depreciation Expense	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	63,000
Amortization Expense	900	900	900	900	900	900	900	900	900	900	900	900	10,800
Travel	10,000	10,000	5,000	5,500	5,000	10,000	5,000	10,000	5,000	5,000	5,000	5,000	80,500
Meals	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Salaries	167,000	167,000	167,000	167,000	246,000	167,000	167,000	167,000	167,000	246,000	167,000	167,000	2,162,000
Salaries - Warehouse Store	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	32,400
Payroll Taxes	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	151,200
Benefits	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	151,200
Computer Supplies	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Office Supplies & Expenses	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000
Supplies - Outlet Store	100	100	100	100	100	100	100	100	100	100	100	100	1,200
Insurance	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	84,000
Worker’s Comp Insurance	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Cellular	490	490	490	490	490	490	490	490	490	490	490	490	5,880
Internet	396	396	396	396	396	396	396	396	396	396	396	396	4,746
Equipment Rental	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000
Postage and Mailing	200	200	200	200	200	200	200	200	200	200	200	200	2,400
Bank Fees	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	48,000
Bad Debt	750	750	750	750	750	750	750	750	750	750	750	750	9,000
Dues and Subscriptions	150	150	150	150	150	150	150	150	150	150	150	150	1,800
Licenses and Permits	-	-	-	-	-	15	-	-	-	-	-	-	15
Filing Fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense	22,500	22,500	22,500	25,000	25,000	20,000	20,000	20,000	25,000	25,000	25,000	25,000	277,500
Finance Charge	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Expenses	579,191	741,832	914,174	1,022,881	676,792	825,034	694,030	726,989	1,092,653	1,511,389	1,419,031	1,315,372	11,519,367

Net Income	(143,648)	(105,204)	(226,115)	(218,452)	235,589	(35,378)	5,006	103,515	(75,907)	(363,835)	342,992	1,220,753	739,317

EBITDA	(114,998)	(76,554)	(197,465)	(187,302)	266,739	(9,228)	31,156	129,665	(44,757)	(332,685)	374,142	1,251,903	1,090,617

30

Newco

2020 Forecast - J. Peterman Division

	January	February	March	April	May	June	July	August	September	October	November	December	2020
Revenues
Product Revenue	1,712,489	1,377,948	1,324,179	1,011,020	1,130,172	1,302,064	1,698,023	1,805,711	1,598,027	1,421,566	2,748,823	4,197,708	21,327,730
Warehouse Store Revenue	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	96,000
List Rental Revenue													-
Returns	(719,245)	(485,038)	(360,177)	(236,579)	(165,000)	(351,557)	(458,466)	(487,542)	(431,467)	(383,823)	(742,182)	(1,091,404)	(5,912,480)
Returns - Warehouse Store	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(6,000)
Returns - Accrual	-	-	-	-	-	-	-	-	-	-	-	-	-
Shipping Revenue	112,796	75,787	87,396	66,727	77,982	79,833	102,401	110,148	107,068	90,980	115,451	144,400	1,170,969
Shipping Returns Revenue	21,949	14,129	10,254	7,149	5,084	11,560	15,348	18,232	14,334	12,074	24,804	29,688	184,606
Interest Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Revenues	1,135,489	990,327	1,069,152	855,818	1,055,738	1,049,399	1,364,807	1,454,049	1,295,462	1,148,298	2,154,395	3,287,892	16,860,824
Cost of Sales
COGS	832,270	453,345	479,353	357,901	401,211	468,743	838,824	687,976	661,583	524,558	1,011,567	1,704,270	8,421,599
COGS - Returns	(339,780)	(244,869)	(140,481)	(99,375)	(62,820)	(139,474)	(192,142)	(257,262)	(206,687)	(166,926)	(326,271)	(505,179)	(2,681,266)
COGS - Warehouse Store	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	48,000
Product Freight	159,261	86,811	80,775	61,672	62,159	91,144	103,579	117,371	67,117	79,608	175,925	323,224	1,408,647
Packaging	18,000	18,000	6,000	6,000	16,000	16,000	16,000	16,000	16,000	16,000	16,000	16,000	176,000
Labels, Buttons, Etc	-	-	-	-	-	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	-
Inventory Adjustments	5,000	5,000	2,500	2,500	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	55,000
Reconditioning	1,500	1,500	750	750	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	16,500
Product Royalties	2,000	2,000	500	500	2,000	1,000	-	-	1,000	-	-	1,000	10,000
Other COGS	-	-	-	-	-	-	-	-	-	-	-	-	-
Shipping - USPS	200	200	200	200	200	6,500	200	200	6,500	200	7,500	6,500	28,600
Shipping - UPS	95,899	77,165	74,154	56,617	63,290	72,916	95,089	93,120	84,489	79,608	98,934	159,072	1,050,353
Shipping - UPS - Returns	21,949	14,129	10,254	7,149	5,084	11,560	15,348	18,232	14,334	12,074	24,804	29,688	184,606
Shipping - Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Cost of Sales	800,300	417,280	518,004	397,915	497,624	538,889	887,399	686,137	654,837	555,621	1,018,959	1,745,074	8,718,039
													52%
Gross Profit	335,189	573,046	551,147	457,903	558,113	510,510	477,408	767,913	640,625	592,676	1,135,437	1,542,818	8,142,785
													48%
Expenses
Samples	-	5,000	2,500	1,000	1,000	1,000	1,000	10,000	5,000	1,000	1,000	1,000	29,500
Advertising - Warehouse Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Printing	47,238	127,195	118,562	133,929	0	139,363	60,736	122,484	131,064	236,597	243,095	201,525	1,561,787
Postage	63,748	168,777	168,947	235,763	0	195,086	65,356	144,718	230,118	320,750	322,456	216,953	2,132,672
List Rental	0	15,450	16,701	17,768	0	14,214	0	12,793	14,214	29,355	27,192	0	147,687
List Processing	2,998	7,988	7,677	8,090	0	7,187	3,155	7,084	7,580	12,071	11,371	8,086	83,288
Web Advertising	2,683	2,695	2,707	2,718	2,730	2,743	2,756	2,768	2,781	3,094	3,406	3,119	34,200
Copy	0	9,600	11,200	12,000	-	13,600	-	11,200	12,800	12,800	16,800	3,000	103,000
Art	0	15,120	17,640	18,900	-	21,420	-	16,800	19,200	19,200	25,200	10,000	163,480
Photography	0	7,560	8,820	9,450	-	10,710	-	8,820	10,080	10,080	3,450	7,560	76,530
Product Development	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
Contract Labor	-	-	-	-	-	-	-	-	-	-	-	-	-
Credit Card Fees	36,811	34,719	31,497	23,102	28,411	31,755	40,071	42,689	48,782	39,717	69,768	125,646	552,967
Telephone	10,928	10,928	10,928	10,928	10,928	10,928	10,928	10,928	10,928	10,928	10,928	10,928	131,134
Website Expenses	12,446	12,446	12,446	12,446	12,446	12,446	12,446	12,446	12,446	12,446	12,446	12,446	149,352
Warehouse & CSR Supplies	500	500	500	500	500	500	500	500	500	500	500	500	6,000

31

	January	February	March	April	May	June	July	August	September	October	November	December	2020
Garbage Collection	510	510	510	510	510	510	510	510	510	510	510	510	6,120
Building Rent	18,277	18,277	18,277	18,277	18,277	18,277	18,277	18,277	18,277	18,277	17,277	17,277	217,328
Gas and Electric	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	36,000
Water	250	250	250	250	250	250	250	250	250	250	250	250	3,000
Security System	133	133	133	133	133	133	133	133	133	133	133	133	1,590
Repairs and Maintenance	750	750	750	750	750	750	750	750	750	750	750	750	9,000
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Cleaning Services	600	600	600	600	600	600	600	600	600	600	600	600	7,200
Professional Fees	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000
Legal Fees	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	30,000
Accounting and Tax	500	500	500	500	500	15,000	500	500	500	500	500	500	20,500
Computer/Software Maintenance	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596	55,156
Public Relations	-	-	-	-	-	-	-	-	-	-	-	-	-
Depreciation Expense	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	5,250	63,000
Amortization Expense	900	900	900	900	900	900	900	900	900	900	900	900	10,800
Travel	8,500	8,500	3,500	3,500	3,500	8,500	3,500	8,500	3,500	3,500	3,500	3,500	62,000
Meals	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Salaries	136,167	136,167	136,167	136,167	215,167	136,167	136,167	136,167	136,167	215,167	136,167	136,167	1,792,004
Salaries - Warehouse Store	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700	32,400
Payroll Taxes	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	151,200
Benefits	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	12,600	151,200
Computer Supplies	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Office Supplies & Expenses	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000
Supplies - Outlet Store	100	100	100	100	100	100	100	100	100	100	100	100	1,200
Insurance	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	7,000	84,000
Worker’s Comp Insurance	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Cellular	490	490	490	490	490	490	490	490	490	490	490	490	5,880
Internet	396	396	396	396	396	396	396	396	396	396	396	396	4,746
Equipment Rental	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000
Postage and Mailing	100	100	100	100	100	100	100	100	100	100	100	100	1,200
Bank Fees	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	48,000
Bad Debt	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Dues and Subscriptions	150	150	150	150	150	150	150	150	150	150	150	150	1,800
Licenses and Permits	-	-	-	-	-	15	-	-	-	-	-	-	15
Filing Fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense	17,500	17,500	17,500	20,000	20,000	15,000	15,000	15,000	20,000	20,000	20,000	20,000	217,500
Finance Charge	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Expenses	427,921	668,546	655,692	734,662	383,084	723,535	440,015	651,299	753,562	1,035,606	994,681	847,832	8,316,435
Net Income	(92,732)	(95,500)	(104,545)	(276,759)	175,029	(213,025)	37,392	116,614	(112,937)	(442,930)	140,756	694,986	(173,650)
EBITDA	(69,082)	(71,850)	(80,895)	(250,609)	201,179	(191,875)	58,542	137,764	(86,787)	(416,780)	166,906	721,136	117,650

32

Newco

2020 Forecast - Guideboat Division

	January	February	March	April	May	June	July	August	September	October	November	December	2020
Revenues
Product Revenue	496,983	168,555	397,875	951,592	975,699	801,622	972,447	186,377	1,115,716	1,557,384	1,908,012	3,470,399	13,002,660
Warehouse Store Revenue	-	-	-	-	-	-	-	-	-	-	-	-	-
List Rental Revenue	-	-	-	-	-	-	-	-	-	-	-	-	-
Returns	(124,246)	(37,082)	(87,532)	(209,350)	(214,654)	(176,357)	(213,938)	(41,003)	(245,458)	(342,624)	(419,763)	(763,488)	(2,875,495)
Returns - Warehouse Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Returns - Accrual	-	-	-	-	-	-	-	-	-	-	-	-	-
Shipping Revenue	32,735	7,570	22,319	53,689	57,487	49,149	58,644	9,416	63,441	83,876	60,136	119,381	617,844
Shipping Returns Revenue	3,792	1,080	2,492	6,326	6,614	5,799	7,162	1,533	8,155	10,778	14,029	20,768	88,528
Interest Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Revenues	409,263	140,123	335,154	802,257	825,146	680,214	824,315	156,323	941,855	1,309,413	1,562,414	2,847,060	10,833,537
Cost of Sales
COGS	241,534	55,455	144,031	336,864	346,373	288,584	480,389	71,010	461,906	574,675	702,148	1,408,982	5,111,949
COGS - Returns	(58,695)	(18,721)	(34,141)	(87,938)	(81,724)	(69,966)	(89,661)	(21,636)	(117,582)	(149,009)	(184,532)	(353,396)	(1,267,001)
COGS - Warehouse Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Product Freight	46,219	10,619	24,270	58,047	53,663	56,114	59,319	12,114	46,860	87,213	122,113	267,221	843,774
Packaging	4,970	1,686	3,979	9,516	9,757	8,016	9,724	1,864	11,157	15,574	19,080	34,704	130,027
Labels, Buttons, Etc	-	-	-	-	-	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	-
Inventory Adjustments	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	30,000
Reconditioning	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Product Royalties	39,759	13,484	31,830	76,127	78,056	64,130	77,796	14,910	89,257	124,591	152,641	277,632	1,040,213
Other COGS	-	-	-	-	-	-	-	-	-	-	-	-	-
Shipping - USPS	500	500	500	500	500	500	500	500	500	500	500	500	6,000
Shipping - UPS	27,831	9,439	22,281	53,289	54,639	44,891	54,457	10,437	62,480	87,213	106,849	194,342	728,149
Shipping - UPS - Returns	3,792	1,080	2,492	6,326	6,614	5,799	7,162	1,533	8,155	10,778	14,029	20,768	88,528
Shipping - Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Cost of Sales	308,909	76,542	198,242	455,732	470,879	401,067	602,686	93,732	565,733	754,536	935,827	1,853,753	6,717,639
													1
Gross Profit	100,354	63,581	136,911	346,525	354,268	279,147	221,629	62,591	376,121	554,878	626,586	993,307	4,115,898
													0
Expenses
Samples	-	1,000	3,000	1,000	1,000	1,000	1,000	1,000	5,000	1,000	1,000	-	16,000
Advertising - Warehouse Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Printing	34,980	0	69,435	74,628	70,509	0	58,340	0	81,454	141,126	116,514	105,215	752,201
Postage	43,725	0	86,794	93,286	95,249	0	71,645	0	101,338	163,578	139,816	136,779	932,211
List Rental	0	0	4,500	4,650	4,875	0	3,000	0	5,408	9,270	9,548	10,197	51,448
List Processing	1,680	0	3,335	3,392	3,464	0	2,866	0	3,606	4,490	4,661	4,910	32,404
Web Advertising	19,791	21,856	23,921	24,985	30,050	30,117	30,184	30,250	36,593	42,372	53,151	42,530	385,800
Copy	0	0	7,200	9,600	9,600	0	7,200	0	11,200	13,600	11,200	9,600	79,200
Art	-	-	-	-	-	-	-	-	-	-	-	-	-
Photography	-	-	10,800	14,400	14,400	10,800	16,800	0	20,400	16,800	0	14,400	118,800
Product Development	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000
Contract Labor	-	-	-	-	-	-	-	-	-	-	-	-	-
Credit Card Fees	10,683	4,247	9,464	21,744	24,528	19,550	22,948	4,406	34,059	43,512	48,427	103,876	347,444
Telephone	1,729	500	500	500	500	500	500	500	500	500	500	500	7,229
Website Expenses	-	7,000	850	850	850	850	850	850	850	850	850	850	15,500
Warehouse & CSR Supplies	-	-	-	-	-	-	-	-	-	-	-	-	-
Garbage Collection	-	-	-	-	-	-	-	-	-	-	-	-	-
Building Rent	-	-	-	-	-	-	-	-	-	-	-	-	-
Gas and Electric	-	-	-	-	-	-	-	-	-	-	-	-	-
Water	-	-	-	-	-	-	-	-	-	-	-	-	-
Security System	-	-	-	-	-	-	-	-	-	-	-	-	-

33

	January	February	March	April	May	June	July	August	September	October	November	December	2020
Repairs and Maintenance	-	-	-	-	-	-	-	-	-	-	-	-	-
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Cleaning Services	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Legal Fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Accounting and Tax	-	-	-	-	-	-	-	-	-	-	-	-	-
Computer/Software Maintenance	-	-	-	-	-	-	-	-	-	-	-	-	-
Public Relations	-	-	-	-	-	-	-	-	-	-	-	-	-
Depreciation Expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization Expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Travel	1,500	1,500	1,500	2,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,500
Meals	-	-	-	-	-	-	-	-	-	-	-	-	-
Salaries	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	369,996
Variable Wages	-	-	-	-	-	-	-	-	-	-	-	-	-
Payroll Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-
Computer Supplies	-	-	-	-	-	-	-	-	-	-	-	-	-
Office Supplies & Expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Supplies - Outlet Store	-	-	-	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-	-	-	-
Worker’s Comp Insurance	-	-	-	-	-	-	-	-	-	-	-	-	-
Cellular	-	-	-	-	-	-	-	-	-	-	-	-	-
Internet	-	-	-	-	-	-	-	-	-	-	-	-	-
Equipment Rental	-	-	-	-	-	-	-	-	-	-	-	-	-
Postage and Mailing	100	100	100	100	100	100	100	100	100	100	100	100	1,200
Bank Fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Bad Debt	250	250	250	250	250	250	250	250	250	250	250	250	3,000
Dues and Subscriptions	-	-	-	-	-	-	-	-	-	-	-	-	-
Licenses and Permits	-	-	-	-	-	-	-	-	-	-	-	-	-
Filing Fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	60,000
Finance Charge	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Expenses	151,271	73,286	258,482	288,218	293,708	101,500	254,015	75,689	339,091	475,782	424,350	467,540	3,202,932
Net Income	(50,917)	(9,704)	(121,570)	58,307	60,560	177,647	(32,386)	(13,098)	37,030	79,095	202,236	525,767	912,967
EBITDA	(45,917)	(4,704)	(116,570)	63,307	65,560	182,647	(27,386)	(8,098)	42,030	84,095	207,236	530,767	972,967

34

Newco

Projected Balance Sheet

2020

	“Bank Plan”
	Dec-19	January	February	March	April	May	June	July	August	September	October	November	December
ASSETS
Current Assets
Cash	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Inventory
- JP Brand	3,353,051	3,467,300	3,045,714	2,741,353	3,240,802	2,600,449	2,030,587	1,746,325	2,104,240	2,538,227	3,686,988	4,451,767	3,025,453
- GB Brand	1,499,069	1,660,011	2,102,658	2,358,498	2,641,525	2,633,212	2,398,481	2,188,434	2,586,946	2,675,762	2,632,883	3,133,154	1,900,347
Prepaid Inventory	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Prepaid Insurance	2,853	2,853	2,853	2,853	2,853	2,853	2,853	2,853	2,853	2,853	2,853	2,853	2,853
Prepaid Advertising	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Other Prepaids	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000

Total Current Assets	5,184,973	5,460,164	5,481,225	5,432,704	6,215,179	5,566,514	4,761,921	4,267,612	5,024,039	5,546,842	6,652,723	7,917,774	5,258,653
Property and Equipment	500,000	500,000	525,000	525,000	525,000	550,000	550,000	550,000	575,000	575,000	575,000	600,000	600,000
Accumulated Amortization	(36,750)	(42,000)	(47,250)	(52,500)	(57,750)	(63,000)	(68,250)	(73,500)	(78,750)	(84,000)	(89,250)	(94,500)	(99,750)

Total Property and Equipment	463,250	458,000	477,750	472,500	467,250	487,000	481,750	476,500	496,250	491,000	485,750	505,500	500,250
Other Assets
Deposits	17,666	17,666	17,666	17,666	17,666	17,666	17,666	17,666	17,666	17,666	17,666	17,666	17,666

Total Assets	$5,665,889	$5,935,830	$5,976,641	$5,922,870	$6,700,095	$6,071,181	$5,261,337	$4,761,778	$5,537,955	$6,055,508	$7,156,140	$8,440,940	$5,776,569
LIABILITIES AND CAPITAL
Accounts Payable	3,000,000	4,000,000	4,000,000	4,500,000	5,000,000	4,500,000	4,250,000	4,000,000	4,500,000	4,500,000	5,400,000	5,500,000	3,450,000
Accrued Inventory
Credits Due Customers	48,721	48,721	48,721	48,721	48,721	48,721	48,721	48,721	48,721	48,721	48,721	48,721	48,721
Money Due Customers	19,956	19,956	19,956	19,956	19,956	19,956	19,956	19,956	19,956	19,956	19,956	19,956	19,956
Gift Certificate Liability	8,807	8,807	8,807	8,807	8,807	8,807	8,807	8,807	8,807	8,807	8,807	8,807	8,807
RR ABL Line	3,091,094	2,646,692	2,792,707	2,465,051	2,960,729	2,596,225	2,071,758	1,817,194	1,989,856	2,583,316	3,147,782	3,989,590	2,154,465
Sterling - 12 month Note	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000

Total Current Liabilities	7,168,578	7,724,176	7,870,191	8,042,535	9,038,213	8,173,709	7,399,242	6,894,678	7,567,340	8,160,800	9,625,266	10,567,074	6,681,949

Total Liabilities	7,168,578	7,724,176	7,870,191	8,042,535	9,038,213	8,173,709	7,399,242	6,894,678	7,567,340	8,160,800	9,625,266	10,567,074	6,681,949
Capital
Equity	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000
Other	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)
Net Income	(1,028,697)	(1,172,346)	(1,277,550)	(1,503,665)	(1,722,117)	(1,486,528)	(1,521,906)	(1,516,900)	(1,413,384)	(1,489,291)	(1,853,126)	(1,510,134)	(289,381)

Total Capital	(1,644,697)	(1,788,346)	(1,893,550)	(2,119,665)	(2,338,117)	(2,102,528)	(2,137,906)	(2,132,900)	(2,029,384)	(2,105,291)	(2,469,126)	(2,126,134)	(905,381)
Total Liabilities & Capital	$5,523,880	$5,935,830	$5,976,641	$5,922,870	$6,700,095	$6,071,181	$5,261,337	$4,761,778	$5,537,955	$6,055,508	$7,156,140	$8,440,940	$5,776,569

35

Newco

2020

	January	February	March	April	May	June	July	August	September	October	November	December
2019 Inventory Budget

JP Brand
Beginning Inventory	3,353,051	2,375,000	2,375,000	2,375,000	2,375,000	2,375,000	2,030,587	1,746,325	2,104,240	2,538,227	3,686,988	4,451,767
Inventory Receipts	770,000	970,000	790,000	1,190,000	630,000	80,000	470,000	910,000	960,000	1,590,000	1,630,000	100,000
COGS	(995,531)	(544,156)	(564,128)	(423,573)	(467,370)	(563,887)	(946,403)	(809,347)	(732,700)	(608,166)	(1,191,492)	(2,031,493)
Returns	339,780	244,869	140,481	99,375	62,820	139,474	192,142	257,262	206,687	166,926	326,271	505,179
Ending Inventory	3,467,300	3,045,714	2,741,353	3,240,802	2,600,449	2,030,587	1,746,325	2,104,240	2,538,227	3,686,988	4,451,767	3,025,453

GB Brand
Beginning Inventory	1,499,069	1,660,011	2,102,658	2,358,498	2,641,525	2,633,212	2,398,481	2,188,434	2,586,946	2,675,762	2,632,883	3,133,154
Inventory Receipts	390,000	490,000	390,000	590,000	310,000	40,000	240,000	460,000	480,000	470,000	1,140,000	90,000
COGS	(287,753)	(66,073)	(168,301)	(394,911)	(400,037)	(344,697)	(539,708)	(83,124)	(508,767)	(661,888)	(824,261)	(1,676,203)
Returns	58,695	18,721	34,141	87,938	81,724	69,966	89,661	21,636	117,582	149,009	184,532	353,396
Ending Inventory	1,660,011	2,102,658	2,358,498	2,641,525	2,633,212	2,398,481	2,188,434	2,586,946	2,675,762	2,632,883	3,133,154	1,900,347

JP + GB Ending Inventory	5,127,311	5,148,372	5,099,851	5,882,326	5,233,661	4,429,068	3,934,759	4,691,186	5,213,989	6,319,870	7,584,921	4,925,800

2019 Working Capital Budget
Inventory @ Month-End	5,127,311	5,148,372	5,099,851	5,882,326	5,233,661	4,429,068	3,934,759	4,691,186	5,213,989	6,319,870	7,584,921	4,925,800
Cash & AR @ Month-End	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Accounts Payable (plug)	4,000,000	4,000,000	4,500,000	5,000,000	4,500,000	4,250,000	4,000,000	4,500,000	4,500,000	5,400,000	5,500,000	3,450,000

ABL BBC Calculation @ 50%	2,563,656	2,574,186	2,549,926	2,941,163	2,616,831	2,214,534	1,967,380	2,345,593	2,606,995	3,159,935	3,792,460	2,462,900
Plus seasonal Over-Advance
In Transit
Availability from Inventory	2,563,656	2,574,186	2,549,926	2,941,163	2,616,831	2,214,534	1,967,380	2,345,593	2,606,995	3,159,935	3,792,460	2,462,900
Rosenthal LOC	(2,646,692)	(2,792,707)	(2,465,051)	(2,960,729)	(2,596,225)	(2,071,758)	(1,817,194)	(1,989,856)	(2,583,316)	(3,147,782)	(3,989,590)	(2,154,465)
Excess/(Overadvance)	(83,036)	(218,521)	84,874	(19,566)	20,606	142,775	150,186	355,737	23,679	12,154	(197,130)	308,434

36

“STRETCH” PLAN

Newco - Key Transaction Assumptions

Sterling Transaction	$1,400,000	Cash
	(916,386)	Paid at closing to Gordon Brothers -to transfer J Peterman IP
	(483,614)	Paid at closing to RR - paid down existing draw on ABL loan balance.
$-

Oldco Obligations - Resolutions	$6,452,584	Beginning Accounts Payable Balance & Open PO - Prior To Closing
	(3,519,000)	Article 9 restructuring
	(1,000,000)	Sterling converts $1M of current payables to 12 month term note - interest only, ballon payment
	(1,067,584)	Existing open purchase orders / product at Vendor - Newco negotiates for vendor to hold until next season
	250,000	V. Alexander 18 month term note - coverted from existing payable

	$1,116,000	Payables to be serviced by Newco

New Equity	$500,000	Sterling

Rosenthal Line of Credit	$2,210,000	Estimated Rosenthal LOC
	50,000	Add: Legal Costs for closing / new financing
	(483,614)	Less: Funds paid at closing
	(500,000)	Less: Sterling investment within 30 days after closing
	$1,276,386	Estimated Balance at Closing

37

“STRETCH” PLAN

Newco

2019 Forecast - All Divisions (J. Peterman & GuideBoat)

	June	July	August	September	October	November	December	2019
Revenues
Product Revenue	541,090	758,617	1,207,522	2,087,149	1,948,251	3,773,958	6,265,577	16,582,164
Warehouse Store Revenue	4,000	4,000	4,000	4,000	8,000	8,000	8,000	40,000
List Rental Revenue	1,500	1,500	1,500	1,500	1,500	1,500	2,500	11,500
Returns	(143,083)	(199,422)	(327,133)	(563,530)	(526,028)	(1,033,407)	(1,754,361)	(4,546,965)
Returns - Warehouse Store	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(3,500)
Returns - Accrual	-	-	-	-	-	-	-	-
Shipping Revenue	33,979	47,632	62,601	122,667	109,563	170,177	300,011	846,630
Shipping Returns Revenue	4,663	6,717	12,221	18,466	17,066	32,870	48,109	140,112
Interest Income	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-

Total Revenues	441,649	618,544	960,212	1,669,751	1,557,852	2,952,598	4,869,335	13,069,941
Cost of Sales
COGS	376,341	366,957	500,715	868,736	757,399	1,463,896	2,580,102	6,914,147
COGS - Returns	(43,436)	(70,777)	(156,343)	(263,237)	(229,810)	(433,255)	(812,416)	(2,009,274)
COGS - Warehouse Store	2,000	2,000	2,000	2,000	4,000	4,000	4,000	20,000
Product Freight	29,476	39,622	71,329	87,660	109,102	241,533	482,449	1,061,172
Packaging	17,200	17,091	17,102	23,761	23,548	30,438	41,913	171,053
Labels, Buttons, Etc	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-
Inventory Adjustments	7,500	7,500	7,500	7,500	7,500	7,500	7,500	52,500
Reconditioning	2,000	2,000	2,000	2,000	2,000	2,000	2,000	14,000
Product Royalties	1,000	-	-	63,091	60,383	115,507	208,303	448,285
Other COGS	-	-	-	-	-	-	-	-
Shipping - USPS	7,000	700	700	7,000	700	8,000	7,000	31,100
Shipping - UPS	30,301	42,483	59,621	111,880	109,102	156,342	274,872	784,601
Shipping - UPS - Returns	4,663	6,717	12,221	18,466	17,066	32,870	48,109	140,112
Shipping - Other	-	-	-	-	-	-	-	-

Total Cost of Sales	434,046	414,292	516,845	928,858	860,990	1,628,832	2,843,833	7,627,696
								58%
Gross Profit	7,603	204,252	443,367	740,893	696,863	1,323,766	2,025,502	5,442,246
								42%
Expenses
Samples	3,000	1,000	1,000	20,000	7,500	1,000	1,000	34,500
Advertising - Warehouse Store	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Printing	0	0	103,864	162,410	300,438	318,288	247,693	1,132,693
Postage	0	0	120,263	253,022	386,696	405,507	282,296	1,447,786
List Rental	0	0	9,600	13,841	31,463	35,156	8,483	98,543
List Processing	0	0	5,887	8,517	13,686	14,109	10,359	52,558
Web Advertising	11,784	11,802	11,820	22,450	22,474	22,498	22,521	125,348
Copy	0	0	11,200	22,400	28,000	28,000	12,600	102,200
Art	0	0	16,800	19,200	21,600	25,200	10,000	92,800
Photography	0	0	16,800	33,600	42,000	42,000	18,400	152,800
Product Development	6,000	6,000	6,000	6,000	7,000	7,000	6,000	44,000
Contract Labor	-	-	-	-	-	-	-	-
Credit Card Fees	13,590	18,287	28,807	60,200	50,704	89,461	164,396	425,446
Telephone	11,428	11,428	11,428	11,428	11,428	11,428	11,428	79,995
Website Expenses	13,296	13,296	13,296	13,296	13,296	13,296	13,296	93,072
Warehouse & CSR Supplies	500	500	500	500	500	500	500	3,500
Garbage Collection	510	510	510	510	510	510	510	3,570
Building Rent	-	18,277	18,277	18,277	18,277	17,277	17,277	107,664
Gas and Electric	3,000	3,000	3,000	3,000	3,000	3,000	3,000	21,000
Water	250	250	250	250	250	250	250	1,750
Security System	133	133	133	133	133	133	133	928
Repairs and Maintenance	750	750	750	750	750	750	750	5,250
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-
Cleaning Services	600	600	600	600	600	600	600	4,200
Professional Fees	15,000	20,000	10,000	10,000	10,000	10,000	10,000	85,000
Legal Fees	2,500	2,500	2,500	2,500	2,500	2,500	2,500	17,500
Accounting and Tax	500	500	500	8,000	500	500	500	11,000
Computer/Software Maintenance	4,596	4,596	4,596	4,596	4,596	4,596	4,596	32,174
Public Relations	-	-	-	-	-	-	-	-
Depreciation Expense	5,250	5,250	5,250	5,250	5,250	5,250	5,250	36,750
Amortization Expense	900	900	900	900	900	900	900	6,300
Travel	10,000	5,000	5,000	14,000	5,000	5,000	5,000	49,000
Meals	500	500	500	500	500	500	500	3,500
Salaries	78,000	145,300	145,300	145,300	212,950	145,300	145,300	1,017,450
Salaries - Warehouse Store	2,700	2,700	2,700	2,700	2,700	2,700	2,700	18,900
Payroll Taxes	10,240	10,240	10,240	10,240	15,000	10,240	10,240	76,440

38

“STRETCH” PLAN

	June	July	August	September	October	November	December	2019
Benefits	8,000	8,000	8,000	8,000	8,000	8,000	8,000	56,000
Computer Supplies	500	500	500	500	500	500	500	3,500
Office Supplies & Expenses	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Supplies - Outlet Store	100	100	100	100	100	100	100	700
Insurance	7,000	7,000	7,000	7,000	7,000	7,000	7,000	49,000
Worker’s Comp Insurance	500	500	500	500	500	500	500	3,500
Cellular	490	490	490	490	490	490	490	3,430
Internet	396	396	396	396	396	396	396	2,769
Equipment Rental	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Postage and Mailing	200	200	200	200	200	200	200	1,400
Bank Fees	4,000	4,000	4,000	4,000	4,000	4,000	4,000	28,000
Bad Debt	750	750	750	750	750	750	750	5,250
Dues and Subscriptions	150	150	150	150	150	150	150	1,050
Licenses and Permits	15	-	-	-	-	-	-	15
Filing Fees	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-
Interest Expense	20,000	20,000	20,000	20,000	20,000	20,000	20,000	140,000
Finance Charge	-	-	-	-	-	-	-	-

Total Expenses	250,127	338,405	623,356	929,456	1,275,286	1,278,535	1,074,064	5,769,228

Net Income	(242,524)	(134,153)	(179,988)	(188,564)	(578,423)	45,231	951,438	(326,982)

EBITDA	(216,374)	(108,003)	(153,838)	(162,414)	(552,273)	71,381	977,588	(143,932)

39

“STRETCH” PLAN

Newco

2019 Forecast - J. Peterman Division

	June	July	August	September	October	November	December	2019
Revenues
Product Revenue	421,090	649,537	1,097,362	1,311,009	1,193,460	2,330,115	3,674,290	10,676,863
Warehouse Store Revenue	4,000	4,000	4,000	4,000	8,000	8,000	8,000	40,000
List Rental Revenue								-
Returns	(109,483)	(168,880)	(296,288)	(353,972)	(322,234)	(629,131)	(1,028,801)	(2,908,790)
Returns - Warehouse Store	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(3,500)
Returns - Accrual	-	-	-	-	-	-	-	-
Shipping Revenue	25,818	39,171	55,441	74,546	64,276	73,440	126,395	459,086
Shipping Returns Revenue	3,600	5,654	11,080	11,760	10,137	21,026	27,985	91,241
Interest Income	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-
Total Revenues	344,525	528,982	871,095	1,046,842	953,139	1,802,949	2,807,368	8,354,900
Cost of Sales
COGS	286,341	285,147	418,095	542,758	440,387	857,482	1,491,762	4,321,972
COGS - Returns	(43,436)	(70,777)	(156,343)	(169,565)	(140,141)	(276,573)	(476,202)	(1,333,035)
COGS - Warehouse Store	2,000	2,000	2,000	2,000	4,000	4,000	4,000	20,000
Product Freight	29,476	39,622	71,329	55,062	66,834	149,127	282,920	694,370
Packaging	16,000	16,000	16,000	16,000	16,000	16,000	16,000	112,000
Labels, Buttons, Etc	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-
Inventory Adjustments	5,000	5,000	5,000	5,000	5,000	5,000	5,000	35,000
Reconditioning	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Product Royalties	1,000	-	-	1,000	-	-	1,000	3,000
Other COGS	-	-	-	-	-	-	-	-
Shipping - USPS	6,500	200	200	6,500	200	7,500	6,500	27,600
Shipping - UPS	23,581	36,374	53,452	68,416	66,834	75,486	129,760	453,904
Shipping - UPS - Returns	3,600	5,654	11,080	11,760	10,137	21,026	27,985	91,241
Shipping - Other	-	-	-	-	-	-	-	-
Total Cost of Sales	331,563	320,719	422,313	540,432	470,750	860,549	1,490,225	4,436,552
Gross Profit	12,962	208,263	448,782	506,411	482,389	942,400	1,317,143	53% 3,918,349
Expenses								47%
Samples	3,000	1,000	1,000	15,000	5,000	1,000	1,000	27,000
Advertising - Belardi Wong	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Printing	0	0	103,864	106,951	226,940	235,769	174,091	847,615
Postage	0	0	120,263	184,025	301,506	306,484	186,614	1,098,892
List Rental	0	0	9,600	9,600	28,200	27,000	0	74,400
List Processing	0	0	5,887	6,062	11,347	10,808	6,924	41,028
Web Advertising	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Copy	0	0	11,200	12,800	14,400	16,800	3,000	58,200
Art	0	0	16,800	19,200	21,600	25,200	10,000	92,800
Photography	0	0	16,800	19,200	21,600	25,200	4,000	86,800
Product Development	5,000	5,000	5,000	5,000	5,000	5,000	5,000	35,000
Contract Labor	-	-	-	-	-	-	-	-
Credit Card Fees	10,269	15,328	25,943	40,020	33,344	59,141	109,979	294,025
Telephone	10,928	10,928	10,928	10,928	10,928	10,928	10,928	76,495
Website Expenses	12,446	12,446	12,446	12,446	12,446	12,446	12,446	87,122
Warehouse & CSR	500	500	500	500	500	500	500	3,500
Supplies Garbage	510	510	510	510	510	510	510	3,570
Collection Building Rent		18,277	18,277	18,277	18,277	17,277	17,277	107,664
Gas and Electric	3,000	3,000	3,000	3,000	3,000	3,000	3,000	21,000
Water	250	250	250	250	250	250	250	1,750
Security System	133	133	133	133	133	133	133	928
Repairs and Maintenance	750	750	750	750	750	750	750	5,250
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-
Cleaning Services	600	600	600	600	600	600	600	4,200
Professional Fees	15,000	20,000	10,000	10,000	10,000	10,000	10,000	85,000
Legal Fees	2,500	2,500	2,500	2,500	2,500	2,500	2,500	17,500
Accounting and Tax	500	500	500	8,000	500	500	500	11,000
Computer/Software Maintenance	4,596	4,596	4,596	4,596	4,596	4,596	4,596	32,174
Public Relations	-	-	-	-	-	-	-	-
Depreciation Expense	5,250	5,250	5,250	5,250	5,250	5,250	5,250	36,750
Amortization Expense	900	900	900	900	900	900	900	6,300
Travel	8,500	3,500	3,500	12,500	3,500	3,500	3,500	38,500
Meals	500	500	500	500	500	500	500	3,500
Salaries	68,000	135,300	135,300	135,300	202,950	135,300	135,300	947,450

40

“STRETCH” PLAN

	June	July	August	September	October	November	December	2019
Salaries - Warehouse Store	2,700	2,700	2,700	2,700	2,700	2,700	2,700	18,900
Payroll Taxes	10,240	10,240	10,240	10,240	15,000	10,240	10,240	76,440
Benefits	8,000	8,000	8,000	8,000	8,000	8,000	8,000	56,000
Computer Supplies	500	500	500	500	500	500	500	3,500
Office Supplies & Expenses	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Supplies - Outlet Store	100	100	100	100	100	100	100	700
Insurance	7,000	7,000	7,000	7,000	7,000	7,000	7,000	49,000
Worker’s Comp Insurance	500	500	500	500	500	500	500	3,500
Cellular	490	490	490	490	490	490	490	3,430
Internet	396	396	396	396	396	396	396	2,769
Equipment Rental	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Postage and Mailing	100	100	100	100	100	100	100	700
Bank Fees	4,000	4,000	4,000	4,000	4,000	4,000	4,000	28,000
Bad Debt	500	500	500	500	500	500	500	3,500
Dues and Subscriptions	150	150	150	150	150	150	150	1,050
Licenses and Permits	15	-	-	-	-	-	-	15
Filing Fees	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-
Interest Expense	15,000	15,000	15,000	15,000	15,000	15,000	15,000	105,000
Finance Charge	-	-	-	-	-	-	-	-
Total Expenses	225,823	314,443	599,472	717,474	1,024,463	994,517	782,724	4,658,915
Net Income	(212,861)	(106,181)	(150,690)	(211,063)	(542,074)	(52,117)	534,419	(740,566)
EBITDA	(191,711)	(85,031)	(129,540)	(189,913)	(520,924)	(30,967)	555,569	(592,516)

41

“STRETCH” PLAN

Newco

2019 Forecast - Guideboat Division

								Newco
	June	July	August	September	October	November	December	2019
Revenues
Product Revenue	120,000	109,080	110,160	776,140	754,791	1,443,843	2,591,287	5,905,300
Warehouse Store Revenue	-	-	-	-	-	-	-	-
List Rental Revenue	1,500	1,500	1,500	1,500	1,500	1,500	2,500	11,500
Returns	(33,600)	(30,542)	(30,845)	(209,558)	(203,793)	(404,276)	(725,560)	(1,638,175)
Returns - Warehouse Store	-	-	-	-	-	-	-	-
Returns - Accrual	-	-	-	-	-	-	-	-
Shipping Revenue	8,161	8,461	7,160	48,121	45,287	96,737	173,616	387,544
Shipping Returns Revenue	1,063	1,063	1,141	6,706	6,929	11,845	20,125	48,871
Interest Income	-	-	-	-	-	-	-	-
Misc Income	-	-	-	-	-	-	-	-
Total Revenues	97,124	89,562	89,117	622,909	604,714	1,149,649	2,061,967	4,715,041
Cost of Sales
COGS	90,000	81,810	82,620	325,979	317,012	606,414	1,088,340	2,592,175
COGS - Returns	-	-	-	(93,672)	(89,669)	(156,683)	(336,214)	(676,239)
COGS - Warehouse Store	-	-	-	-	-	-	-	-
Product Freight	-	-	-	32,598	42,268	92,406	199,529	366,801
Packaging	1,200	1,091	1,102	7,761	7,548	14,438	25,913	59,053
Labels, Buttons, Etc	-	-	-	-	-	-	-	-
Obsolete Reserve Adjustment	-	-	-	-	-	-	-	-
Inventory Adjustments	2,500	2,500	2,500	2,500	2,500	2,500	2,500	17,500
Reconditioning	500	500	500	500	500	500	500	3,500
Product Royalties	-	-	-	62,091	60,383	115,507	207,303	445,285
Other COGS	-	-	-	-	-	-	-	-
Shipping - USPS	500	500	500	500	500	500	500	3,500
Shipping - UPS	6,720	6,108	6,169	43,464	42,268	80,855	145,112	330,697
Shipping - UPS - Returns	1,063	1,063	1,141	6,706	6,929	11,845	20,125	48,871
Shipping - Other	-	-	-	-	-	-	-	-
Total Cost of Sales	102,483	93,573	94,532	388,427	390,240	768,283	1,353,608	3,191,144
								68%
Gross Profit	(5,359)	(4,011)	(5,415)	234,482	214,474	381,366	708,360	1,523,897
								32%
Expenses
Samples	-	-	-	5,000	2,500	-	-	7,500
Advertising - Warehouse Store	-	-	-	-	-	-	-	-
Printing	0	0	0	55,459	73,498	82,520	73,602	285,078
Postage	0	0	0	68,997	85,190	99,023	95,683	348,894
List Rental	0	0	0	4,241	3,263	8,156	8,483	24,143
List Processing	0	0	0	2,455	2,339	3,301	3,435	11,530
Web Advertising	1,784	1,802	1,820	12,450	12,474	12,498	12,521	55,348
Copy	0	0	0	9,600	13,600	11,200	9,600	44,000
Art	-	-	-	-	-	-	-	-
Photography	0	0	0	14,400	20,400	16,800	14,400	66,000
Product Development	1,000	1,000	1,000	1,000	2,000	2,000	1,000	9,000
Contract Labor	-	-	-	-	-	-	-	-
Credit Card Fees	3,320	2,959	2,864	20,180	17,360	30,321	54,417	131,421
Telephone	500	500	500	500	500	500	500	3,500
Website Expenses	850	850	850	850	850	850	850	5,950
Warehouse & CSR Supplies	-	-	-	-	-	-	-	-
Garbage Collection	-	-	-	-	-	-	-	-
Building Rent	-	-	-	-	-	-	-	-
Gas and Electric	-	-	-	-	-	-	-	-
Water	-	-	-	-	-	-	-	-
Security System	-	-	-	-	-	-	-	-
Repairs and Maintenance	-	-	-	-	-	-	-	-
Repairs and Maint Outlet Store	-	-	-	-	-	-	-	-
Cleaning Services	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-
Legal Fees	-	-	-	-	-	-	-	-
Accounting and Tax	-	-	-	-	-	-	-	-
Computer/Software Maintenance	-	-	-	-	-	-	-	-
Public Relations	-	-	-	-	-	-	-	-
Depreciation Expense	-	-	-	-	-	-	-	-
Amortization Expense	-	-	-	-	-	-	-	-
Travel	1,500	1,500	1,500	1,500	1,500	1,500	1,500	10,500
Meals	-	-	-	-	-	-	-	-
Salaries	10,000	10,000	10,000	10,000	10,000	10,000	10,000	70,000
Variable Wages	-	-	-	-	-	-	-	-
Payroll Taxes	-	-	-	-	-	-	-	-
Benefits	-	-	-	-	-	-	-	-
Computer Supplies	-	-	-	-	-	-	-	-

42

“STRETCH” PLAN

	June	July	August	September	October	November	December	2019
Office Supplies & Expenses	-	-	-	-	-	-	-	-
Supplies - Outlet Store	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-
Worker’s Comp Insurance	-	-	-	-	-	-	-	-
Cellular	-	-	-	-	-	-	-	-
Internet	-	-	-	-	-	-	-	-
Equipment Rental	-	-	-	-	-	-	-	-
Postage and Mailing	100	100	100	100	100	100	100	700
Bank Fees	-	-	-	-	-	-	-	-
Bad Debt	250	250	250	250	250	250	250	1,750
Dues and Subscriptions	-	-	-	-	-	-	-	-
Licenses and Permits	-	-	-	-	-	-	-	-
Filing Fees	-	-	-	-	-	-	-	-
Employee Relocation	-	-	-	-	-	-	-	-
Taxes - State & Local Income	-	-	-	-	-	-	-	-
Property Tax	-	-	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-	-	-
Interest Expense	5,000	5,000	5,000	5,000	5,000	5,000	5,000	35,000
Finance Charge	-	-	-	-	-	-	-	-
Total Expenses	24,304	23,961	23,884	211,983	250,823	284,018	291,340	1,110,313
Net Income	(29,663)	(27,972)	(29,299)	22,499	(36,349)	97,348	417,019	413,584

EBITDA	(24,663)	(22,972)	(24,299)	27,499	(31,349)	102,348	422,019	448,584

43

“STRETCH” PLAN

Newco

Projected “Opening” Balance Sheet

2019

	June	July	August	September	October	November	December
ASSETS
Current Assets
Cash	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Inventory
- JP Brand	2,500,618	2,515,403	2,636,665	2,975,975	3,645,036	4,387,571	3,661,293
- GB Brand	33,600	64,142	94,987	278,566	465,348	963,210	1,300,429
Prepaid Inventory	-	10,000	10,000	10,000	10,000	10,000	10,000
Prepaid Insurance	14,615	11,845	7,670	2,641	9,268	8,110	2,853
Prepaid Advertising	-	300,000	300,000	300,000	300,000	300,000	300,000
Other Prepaids	-	15,000	15,000	15,000	15,000	15,000	15,000

Total Current Assets	2,553,833	2,921,391	3,069,323	3,587,182	4,449,652	5,688,891	5,294,575

Property and Equipment	500,000	500,000	500,000	500,000	500,000	500,000	500,000
Accumulated Amortization	(5,250)	(10,500)	(15,750)	(21,000)	(26,250)	(31,500)	(36,750)

Total Property and Equipment	494,750	489,500	484,250	479,000	473,750	468,500	463,250

Other Assets
Deposits	17,666	17,666	17,666	17,666	17,666	17,666	17,666

Total Assets	$3,066,249	$3,428,557	$3,571,239	$4,083,848	$4,941,068	$6,175,057	$5,775,491

LIABILITIES AND CAPITAL

Current Liabilities
Accounts Payable	1,100,000	1,700,000	1,700,000	2,100,000	2,950,000	3,750,000	3,000,000
Credits Due Customers	86,176	83,210	57,769	55,527	55,634	53,366	48,721
Money Due Customers	13,583	12,127	13,025	10,904	12,596	21,106	19,956
Gift Certificate Liability	14,165	11,651	8,089	8,982	7,763	9,593	8,807
Other Accruals	45,000	89,915	55,619	42,852	73,404	61,113	142,009
Returns Reserve	-	-	-	-	-	-	-
RR ABL Line	2,165,849	1,524,331	1,909,402	2,226,812	2,781,323	3,174,300	2,498,980
Sterling - 12 month Note	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000

Total Current Liabilities	4,424,773	4,421,234	4,743,904	5,445,077	6,880,720	8,069,478	6,718,473

Total Liabilities	4,424,773	4,421,234	4,743,904	5,445,077	6,880,720	8,069,478	6,718,473
Capital
Equity	-	500,000	500,000	500,000	500,000	500,000	500,000
Other	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)	(1,116,000)
Net Income	(242,524)	(376,677)	(556,665)	(745,229)	(1,323,652)	(1,278,421)	(326,982)

Total Capital	(1,358,524)	(992,677)	(1,172,665)	(1,361,229)	(1,939,652)	(1,894,421)	(942,982)
Total Liabilities & Capital	$3,066,249	$3,428,557	$3,571,239	$4,083,848	$4,941,068	$6,175,057	$5,775,491

44

“STRETCH” PLAN

Newco

2019

	June	July	August	September	October	November	December
2019 Inventory Budget

JP Brand
Beginning Inventory	2,375,000	2,500,618	2,515,403	2,636,665	2,975,975	3,645,036	4,387,571
Inventory Receipts	400,000	200,000	300,000	600,000	900,000	1,200,000	100,000
COGS	(317,818)	(255,992)	(335,081)	(430,255)	(371,080)	(734,037)	(1,302,480)
Returns	43,436	70,777	156,343	169,565	140,141	276,573	476,202
Ending Inventory	2,500,618	2,515,403	2,636,665	2,975,975	3,645,036	4,387,571	3,661,293

GB Brand
Beginning Inventory	-	33,600	64,142	94,987	278,566	465,348	963,210
Inventory Receipts	90,000	81,810	82,620	300,000	300,000	700,000	700,000
COGS	(90,000)	(81,810)	(82,620)	(325,979)	(317,012)	(606,414)	(1,088,340)
Returns	33,600	30,542	30,845	209,558	203,793	404,276	725,560
Ending Inventory	33,600	64,142	94,987	278,566	465,348	963,210	1,300,429
JP + GB Ending Inventory	2,534,218	2,579,546	2,731,652	3,254,541	4,110,384	5,350,781	4,961,722
2019 Working Capital Budget
Inventory @ Month-End	2,534,218	2,579,546	2,731,652	3,254,541	4,110,384	5,350,781	4,961,722
Cash & AR @ Month-End	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Accounts Payable (plug)	(1,100,000)	(1,700,000)	(1,700,000)	(2,100,000)	(2,950,000)	(3,750,000)	(3,000,000)

ABL BBC Calculation @ 50%	1,267,109	1,289,773	1,365,826	1,627,270	2,055,192	2,675,391	2,480,861
Plus seasonal Over-Advance
In Transit
Availability from Inventory	1,267,109	1,289,773	1,365,826	1,627,270	2,055,192	2,675,391	2,480,861

Rosenthal LOC	(2,165,849)	(1,524,331)	(1,909,402)	(2,226,812)	(2,781,323)	(3,174,300)	(2,498,980)

Excess/(Overadvance)	(898,740)	(234,558)	(543,576)	(599,541)	(726,131)	(498,909)	(18,119)

45

Exhibit B

PERMITTED LIENS

(a) the security interests and liens of Lender;

(b) liens securing the payment of taxes, assessments or other governmental charges or levies either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower, or Guarantor or Subsidiary, as the case may be and with respect to which adequate reserves have been set aside on its books;

(c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of such Borrower’s or Guarantor’s business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or Guarantor, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

(d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of such Borrower as presently conducted thereon or materially impair the value of the real property which may be subject thereto;

(e) purchase money security interests in machinery and equipment (including capital leases where the landlord has signed a subordination agreement/waiver acceptable to Lender);

(f) pledges and deposits of cash by any Borrower or Guarantor after the date hereof in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security benefits consistent with the current practices of such Borrower or Guarantor as of the date hereof;

(g) pledges and deposits of cash by Borrower after the date hereof to secure the performance of tenders, bids, leases, trade contracts (other than for the repayment of indebtedness), statutory obligations and other similar obligations in each case in the ordinary course of business consistent with the current practices of Borrower as of the date hereof; provided, that, in connection with any performance bonds issued by a surety or other person, the issuer of such bond shall have waived in writing any rights in or to, or other interest in, any of the Collateral in an agreement, in form and substance satisfactory to Lender;

(h) liens arising from (i) operating leases and the precautionary UCC financing statement filings (satisfactory to Lender) in respect thereof and (ii) equipment or other materials which are not owned by Borrower located on the premises of such Borrower (but not in connection with, or as part of, the financing thereof) from time to time in the ordinary course of business and consistent with current practices of such Borrower or Guarantor and the precautionary UCC financing statement filings (satisfactory to Lender) in respect thereof;

(i) judgments and other similar liens arising in connection with court proceedings that do not constitute a Default, provided, that, (i) such liens are being contested in good faith and by appropriate proceedings diligently pursued, (ii) adequate reserves or other appropriate provision, if any, as are required by GAAP have been made therefor, and (iii) a stay of enforcement of any such liens is in effect; and

G) any other liens to which Lender has consented in writing.

46

Schedule 6.3

Litigation

None.

47

Schedule 6.5

Other locations of Borrower

Leased Premises at 5345 Creek Rd., Cincinnati, OH 45242

48

ANNEX A

TO ALL CUSTOMERS OF: JP OUTFITTERS, LLC

Attention: Accounts Payable Supervisor

All accounts receivables of JP OUTFITTERS, LLC have been assigned and are payable to Rosenthal & Rosenthal, Inc. Accordingly, payment of all accounts receivables arising from sales made or services rendered by JP OUTFITTERS, LLC to you whether now existing or hereafter arising are to be made directly and only to:

Rosenthal & Rosenthal, Inc.

1370 Broadway

New York, NY 10018

Attn:

or pursuant to such other instructions as Rosenthal & Rosenthal, Inc. may hereafter provide.

This notification of assignment of accounts receivables is being given to you in accordance with the provisions of the Uniform Commercial Code. If you should make payment to JP OUTFITTERS, LLC or anyone else other than Rosenthal & Rosenthal, Inc., unless otherwise instructed by Rosenthal & Rosenthal, Inc. hereafter such payment will not constitute payment of the account receivable, and may subject you to double liability for the sums due in connection therewith.

Very truly yours,

JP OUTFITTERS, LLC

By:	/s/ Arnold Cohen
Name:	Arnold Cohen
Title:	Manager

49

EXHIBIT C

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

Trademarks in the United States

Trademark	Serial/Reg. No.	Filing Date

None

Patents in United States

Copyrights in United States

Licenses

License Agreement, dated June_, 2019, between Asiamax Holdings Limited as licensor and Borrower as licensee.

EXHIBIT D

Financial Consultant agreement to be attached

RETENTION AGREEMENT

JP Outfitters, LLC; (the “Company”) and KCP Advisory Group LLC (“KCPAG’’) hereby enter into this agreement (“Agreement’) as of June 11 , 2019 (“Effective Date”) by which the Company engages KCPAG, as of the Effective Date, to act as its exclusive financial advisor to perform the services provide for in this Agreement. KCPAG accepts such engagement, the terms of which shall be governed by this Agreement subject only to its receipt of the Retainer (defined below).

A. SCOPE OF HOURLY SERVICES

1. KCPAG shall:

(a)	Review and evaluate the Company’s financial condition, operations, financial projections, and related matters with the objective of assisting the Company in improving operating performance and enhancing enterprise values;

(b)	Advise and assist the Company in developing one or more business plans, as well as in developing appropriate assumptions underlying such business plans; and

(c)	Advise and assist the Company in forecasting, planning, controlling, and otherwise managing cash.

(d)	Assist in the review, analysis and negotiations with lenders, vendors and other creditors;

(e)	As required by the Company’s lender, communicate and fully cooperate with the lender and share all information with lender regarding Company, and the business and operations of Company, including without limitation all budgets, records, projections, financial information, reports and other information.

(f)	Provide Jacen Dinoff to serve as KCPAG’s representative to act as the Company’s Chief Restructuring Officer pursuant to paragraph 6.19 of that certain Financing Agreement between the Company and Rosenthal &Rosenthal, a copy of which is attached hereto as Exhibit_. KCPAG shall manage all aspects of the business, operations and properties of the Company and shall, among other things, (i) have full authority to hire and fire employees, and prepare and ensure compliance with forecasts; (ii) report directly to the Managing Members (or equivalent), as applicable, of the Company, (iii) be charged with selling the assets or equity of the Company, or structuring another transaction, that results in the loan obligations to the Company’s lender being paid in full, and (iv) be charged with preparing and delivering the financial statements of the Company. KCPAH shall accept such engagement, the terms of which shall be governed by a new agreement to be drafted.

(a)	Perform other work as requested by the Company.

B. COMPENSATION FOR HOURLY SERVICES

2.	The Company shall pay for services rendered by KCPAG on an hourly basis, at the following discounted rates:

(a) Jacen Dinoff- $385

(b) Additional KCPAG personnel as needed- $225 - $375

3.	The Company shall reimburse KCPAG for reasonable travel and out of pocket expenses. KCPAG may require the Company to advance any such expenses. Fees and expenses incurred in connection with this engagement will be billed weekly and the Company shall pay such fees within five business days of the receipt of such bills. KCPAG shall provide general descriptions of daily activities in a manner consistent with its general practice.

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4.	KCPAG acknowledges the receipt of a retainer of $10,000.00 (together with any additional retainer the Company may pay to KCPAG, the “Retainer”), to protect KCPAG from the risk of non-payment of fees/expenses, and/or the Success Fee and to prevent KCAPG from ever being a creditor of the Company. The Company agrees to pay bills and reimburse for expenses advanced by KCPAG as provided above, enabling the entire Retainer to remain on deposit. KCPAG may, however, debit against the Retainer if it so elects. Upon termination of this engagement, KCPAG shall return the Retainer, after deducting any all amounts due to KCPAG.

C. OTHER COMPANY RESPONSIBILITIES

5.	The Company agrees that KCPAG will, at all times, be relying solely on information received from the Company without independently verifying such information. KCPAG assumes no responsibility for the accuracy or completeness of such information and may advise third parties who receive information (whether through KCPAG or directly from the Company), accordingly.

6.	The Company shall make available to KCPAG all information concerning the Company including but not limited to the business, assets, operations, financial condition, and prospects of the Company that KCPAG reasonably requests in connection with this Agreement. The Company represents and warrants to KCPAG that, to the best of the Company’s knowledge, all such information provided by or on behalf of the Company shall be complete, accurate, and not misleading in light of the circumstances such information was disclosed. The Company agrees that KCPAG shall be entitled to rely entirely without upon the accuracy and completeness of all such information without independent verification.

7.	The Company shall advise KCPAG regarding any material developments or matters relating to the Company which occur prior to the termination of this Agreement.

D. OTHER PROVISIONS

8.	Indemnification. The Company shall indemnify KCPAG, its shareholders, directors, officers, employees, and agents from and against any and all claims, liabilities, losses, costs, damages or expenses (including reasonable attorneys’ fees) asserted against, or incurred by KCPAG or any such shareholder, director, officer, employee, or agent by reason of, or arising out of this Agreement or performance under this Agreement, except to the extent such claims, liabilities, losses, costs, damages or expenses result from the willful misconduct or gross negligence of KCPAG or any such shareholder, director, officer, employee, or agent; provided, however, that in no event shall KCPAG be required to contribute an aggregate amount in excess of the aggregate fees actually paid to, and retained by, KCPAG pursuant to this Agreement.

9.	Non-solicitation. Neither KCPAG nor the Company shall employ personnel of the other party during the period of this Agreement or during the one year period after termination of this Agreement.

10.	Nature of Relationship. The Company and KCPAG acknowledge and agree that KCPAG is an independent contractor and is not and shall not be considered an agent, distributor, tax, accounting, or legal advisor, representative, or fiduciary of the Company, the creditors of the Company, or the shareholders of the Company, and the Company agrees to that it shall not make, and hereby waives, any claim based on an assertion of such an agency or fiduciary relationship.

11.	Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, KCPAG, and any other person entitled to indemnification, as set forth below.

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12.	Termination. This Agreement may be terminated by either KCPAG or the Company upon 10 days’ prior notice to the other party; provided, however, KCPAG may terminate or suspend its performance under this Agreement immediately upon giving notice to the Company that it is so doing based on the failure of the Company to timely pay a bill or reimburse presented expenses. This Agreement will continue to govern the relationship between the parties upon and after termination except that KCPAG’s performance of services shall cease upon termination. The termination of this Agreement shall not affect shall affect (a) the Company’s indemnification, reimbursement, contribution and other obligations as set forth in this Agreement, and (b) KCPAG’s right to receive, and the Company’s obligation to pay, any and all fees and expenses due all as more fully set forth in this Agreement.

13.	Confidentiality. Any advice rendered by KCPAG, written or oral, will be solely for the information and use of the Company and treated as confidential and may not be disclosed in any manner to any other person without KCPAG’s prior written approval. The Company acknowledges and agrees that any advice, information, or work product provided to the Company by KCPAG is for the Company’s sole benefit and KCPAG does not authorize any other party to rely upon such advice, recommendations, information, or work product and any such reliance shall be at such party’s sole risk.

14.	Dispute Resolution. This agreement shall be governed by the laws of the state of Massachusetts, without regard to such state’s rules concerning conflicts of laws. The Company and KCPAG irrevocably submit to the non-exclusive jurisdiction of any state or federal court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement. The Company and KCPAG irrevocably waive, to the fullest extent permitted by law, any objection either may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company and KCPAG (each on its own behalf and, to the extent permitted by applicable law, on behalf of its equity holders) irrevocably waives any right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of the engagement by KCPAG pursuant to, or the performance by KCPAG of the services contemplated by, this Agreement.

15.	Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page electronically or by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.

16.	Modification: Entire Agreement: Notices. This Agreement may not be amended, and no portion hereof may be waived, except in a writing duly executed by the parties. This Agreement incorporates the entire understanding of the parties regarding the subject matter hereof, and supersedes all previous agreements or understandings regarding the same, whether written or oral. All notices, subsequent agreements, or modifications to this Agreement shall be in writing and shall be delivered by email or certified mail.

JP Outfitters, LLC

By:	/s/ Arnold Cohen
Name:	Arnold Cohen
Title:	Manager

KCP Advisory Group LLC

By:	/s/ Jacen A. Dinoff
Name:	Jacen A. Dinoff
Title:	Principal

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EXHIBIT E

A. Specific Insurance Requirements.

(i) Property Insurance - An all risks property insurance policy, including coverage for fire, theft, collision, burglary, pilferage, loss in transit, explosion, spoilage, wind, hail, earthquake, flood, collapse, sinkhole and terrorism (domestic and foreign), for an amount not less than one hundred percent (100%) of the replacement cost of the Collateral (exclusive of costs for foundations, underground utilities and footings for any Collateral consisting of real property, if applicable) without deduction for physical depreciation. Earthquake coverage will be required for any Collateral consisting of real property, if applicable, if the locations PML/SEL exceeds 20% with a limit equal to the PML/SEL. Earthquake deductibles shall not be greater than five percent (5%) of the total insured value of the property. If all or any portion of the improvements at any real property Collateral is, at any time during the term of this Agreement, located in a special flood hazard area or such other area as Lender may determine its reasonable discretion, flood coverage in an amount equal to (1) the maximum amount of such insurance available through the National Flood Insurance Program and (2) such additional flood coverage in form and substance and in amounts as may be reasonably required by Lender. “All risks” shall provide coverage for all direct damage to property except as specifically excluded by the policy. Such all risks property insurance policy shall contain a 438 BFU endorsement, or an equivalent New York Standard Mortgagee (if applicable) and Lenders Loss Payable Endorsement (CG 12 18 06 95 provision “C” or its equivalent, and: (A) no coinsurance provision or an agreed amount endorsement waiving any coinsurance provisions; (B) a deductible not to exceed $50,000; (C) if applicable, ordinance or law coverage including (1) loss in value to the undamaged portion of the building(s) to full replacement value, (2) demolition costs with a limit per loss often percent (10%) of the value of the building(s) affected by loss, and (3) increased costs of construction with a limit per loss of ten percent (10%) of the value of the building(s) affected by loss; (D) if applicable, equipment breakdown coverage including, but not limited to, loss or damage from electrical injury, machinery and equipment breakdown, and explosion of steam boilers, air conditioning equipment, high pressure piping, pressure vessels or similar apparatus; and (E) business income and/or loss of rents coverage, if applicable, in amount equal to the estimated net operating income and continuing expenses for the property for a period of twelve (12) months, which may be increased from time to time by Lender, with a 180 Day Extended Period of Indemnity (or such other period of time as may be needed, in Lender’s discretion, to return to normal operating levels);

(ii) Liability Insurance - (A) a commercial general liability policy insuring against claims for personal injury, bodily injury, death or property damage occurring upon, in or about Borrower’s premises, to be on an “occurrence” form, with limits not less than $1,000,000 per occurrence and $2,000,000 general aggregate; (B) if applicable, a business automobile liability policy with symbol 1 with limits not less than $1,000,000 per accident; and (C) if applicable, a workers compensation policy with limits not less than statutory requirements for workers compensation and an employer’s liability limit of not less than $1,000,000 each accident and $1,000,000 per employee and policy aggregate for bodily injury by disease. Each commercial general liability policy shall contain a per location general aggregate if covering multiple locations; (D) if applicable, Products Recall expense and indemnity policy with a limit not less than $5,000,000 per occurrence and annual aggregate, (E) if applicable, Cyber Liability insurance with a limit of not less than $1,000,000 per occurrence and annual aggregate, and (F) such additional liability coverages as deemed necessary during the lender’s loan due diligence process.

(iii) Umbrella or Excess Liability Insurance -A commercial umbrella or excess liability policy with limits not less than $5,000,000 which, at a minimum, shall schedule the following policies as “underlying”: commercial general & products liability, business automobile liability and employer’s liability.

(iv) if applicable, a “Blanket Crime” policy including employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property, and computer fraud coverage.

B. General Insurance Requirements.

(i) All insurance premiums on all policies must be paid as and when due and payable, consistent with the past practices of Borrower. All outstanding premiums for the current policy term are to be paid prior to the effective date of such policy;

(ii) No insurance policy required hereunder shall be permitted to provide for premium assessments to be made against Lender;

(iii) Borrower shall provide the following prior to the effective date of such policy: (i) an ACORD 25 or equivalent certificate of liability insurance and (ii) an ACORD 28 or equivalent certificate of property insurance;

(iv) Prior to the renewal date of each insurance policy required hereunder, Borrower shall provide certificates of insurance providing evidence that the policies have been renewed on forms ACORD 28 and ACORD 25;

(v) Borrower shall provide promptly upon Lender’s request complete copies of the insurance policies providing the coverage required hereunder;

(vi) Each property policy and to the extent possible, each liability policy shall contain a provision providing not less than thirty (30) days’ prior written notice to Lender of cancellation and not less than ten (10) days’ prior written notice to Lender of cancellation for non-payment of premium;

(vii) Lender is to be named (A) the first mortgagee (if applicable) and first lender loss payee with respect to the property insurance coverage, and (B) an additional insured with respect to general liability and umbrella or excess liability insurances, as follows: Rosenthal & Rosenthal, Inc., 1370 Broadway, New York, NY 10018.

(viii) A waiver of subrogation shall be provided on all liability policies of insurance waiving rights of recovery against Lender; and

(ix) The limits of insurance contained herein are minimum limits established by Lender and shall not be construed to mean that Lender represents or warrants that the required limits contained herein are adequate for protection to Borrower, nor limit the liability of Borrower to the limits stated herein.

Schedule A

Borrowing Base Certificate

Gross On-Hand Inventory Balance		0.00
Less:
Slow Moving		0.00
Off-site		0.00
Royalty Inventory		0.00
Packaging supplies		0.00
Other		0.00
Other		0.00
Ineligible on-hand inventory		0.00
Eligible on-hand		0.00
Advance Rate		50%
On-Hand Inventory Availability		0.00
[TBD-
Gross in-transit inventory		0.00
Less:
FOB Destination Terms		0.00
Other		0.00
Other		0.00
Other		0.00
Ineligible in-transit		0.00
Eligible in-transit		0.00
Advance Rate			%
On-Hand Inventory Availability before Cap		0
Maximum allowed in-transit available		$
Available in-transit inventory (lesser of above)		0.00	]
Availability before Max Line Limit	(A)	0.00
Line Cap	(B)	3,000,000
Available for borrowing-(lesser of A or B above)	(C)	0.00
Outstanding Loan Balance		0.00
Interest Accrual		0.00
Total Loan & Accrued Interest	(D)	0.00
Net available to borrow (C-D)		0.00
Today’s advance request		0.00
Ending Availability to Carry Forward		0.00

Pursuant to, and in accordance with, the terms and provisions of that certain Financing Agreement, (“Agreement”) between Rosenthal & Rosenthal, Inc. (“Lender”) and JP Outfitters, LLC (“Borrower”), Borrower is executing and delivering to Lender this Borrowing Base Certificate accompanied by supporting data (collectively referred to as the “Certificate”). Borrower represents and warrants to Lender that this Certificate is true and correct, and is based on information contained in the Borrower’s own financial accounting records. Borrower, by execution of this Certificate, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and further certifies as of the date hereof that Borrower is in compliance with said Agreement.

CLIENT	Date	Prepared by
JP Outfitters, LLC

ANNEX A

TO ALL CUSTOMERS OF: JP OUTFITTERS, LLC

Attention: Accounts Payable Supervisor

All accounts receivables of JP OUTFITTERS, LLC have been assigned and are payable to Rosenthal & Rosenthal, Inc. Accordingly, payment of all accounts receivables arising from sales made or services rendered by JP OUTFITTERS, LLC to you whether now existing or hereafter arising are to be made directly and only to:

Rosenthal & Rosenthal, Inc.

1370 Broadway

New York, NY 10018

Attn:

or pursuant to such other instructions as Rosenthal & Rosenthal, Inc. may hereafter provide.

This notification of assignment of accounts receivables is being given to you in accordance with the provisions of the Uniform Commercial Code. If you should make payment to JP OUTFITTERS, LLC or anyone else other than Rosenthal & Rosenthal, Inc., unless otherwise instructed by Rosenthal & Rosenthal, Inc. hereafter such payment will not constitute payment of the account receivable, and may subject you to double liability for the sums due in connection therewith.

By:	/s/ Arnold Cohen
Name:	Arnold Cohen
Title:	Manager